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                                                                    EXHIBIT 10.7
                                                                  Execution Form















                    ------------------------------------------------------------

                            EDISON BROTHERS BUILDING

                              STANDARD OFFICE LEASE

                                       FOR

                          EDISON BROTHERS STORES, INC.

                    ------------------------------------------------------------





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                            EDISON BROTHERS BUILDING
                              STANDARD OFFICE LEASE

                                TABLE OF CONTENTS
                                -----------------

ARTICLE                INDEX                                                PAGE
-------                -----                                                ----

ARTICLE 1. PARTIES AND REFERENCE DATA..........................................1

ARTICLE 2. DEMISING CLAUSE.....................................................3

ARTICLE 3. TERM AND POSSESSION.................................................3

ARTICLE 4. RENT................................................................5

ARTICLE 5. SECURITY DEPOSIT....................................................7

ARTICLE 6. PERMITTED USE.......................................................7

ARTICLE 7. SERVICES............................................................8

ARTICLE 8. SUBLETTING AND ASSIGNMENT..........................................10

ARTICLE 9. QUIET POSSESSION AND SUBORDINATION.................................11

ARTICLE 10. LANDLORD'S RESERVED RIGHTS........................................12

ARTICLE 11. ALTERATIONS AND IMPROVEMENTS......................................13

ARTICLE 12. REPAIRS AND REPLACEMENTS..........................................14

ARTICLE 13. DESTRUCTION OR DAMAGE.............................................14

ARTICLE 14. EMINENT DOMAIN....................................................15

ARTICLE 15. HOLDING OVER......................................................15

ARTICLE 16. SURRENDER OF POSSESSION...........................................16

ARTICLE 17. DEFAULT AND REMEDIES..............................................16

ARTICLE 18. BANKRUPTCY........................................................18

ARTICLE 19. INSURANCE AND WAIVER OF RECOVERY..................................19

ARTICLE 20. TAXES ON TENANT'S PROPERTY........................................21

ARTICLE 21. AMERICANS WITH DISABILITIES ACT...................................21



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ARTICLE 22. HAZARDOUS MATERIALS...............................................21

ARTICLE 23. GENERAL PROVISIONS................................................22

ARTICLE 24. VACATION/TERMINATION OPTION.......................................27

ARTICLE 25. LCRA LEASE........................................................28

ARTICLE 26. OPTION TO EXTEND..................................................29

ARTICLE 27. TENANT PAYMENT....................................................31



Exhibit A                           Floor Plan

Exhibit B                           [intentionally deleted]

Exhibit C                           [intentionally deleted]

Exhibit D                           Building Rules

Exhibit E                           [intentionally deleted]

Exhibit F                           Lien Waivers

Exhibit G                           Lease Estoppel Certificate

Exhibit H                           [intentionally deleted]

Exhibit I                           Reserved Parking Spaces

Exhibit J                           First Floor Vacated Space Plan

Exhibit K                           Meeting Room Rules

Exhibit L                           Existing Security System

Exhibit M                           Meeting Rooms

Exhibit N                           First and Second Floor Relocation Areas

Exhibit O                           Subordination, Attornment and Non-
                                    Disturbance Agreement





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                            EDISON BROTHERS BUILDING
                              STANDARD OFFICE LEASE



                                   ARTICLE 1.
                           PARTIES AND REFERENCE DATA

                  As used in this Lease the following terms shall have the following meanings:

                  1.1. LANDLORD: EBS Building, L.L.C., a Delaware limited liability company, having as its address for notice purposes:
PricewaterhouseCoopers LLP, One NationsBank Plaza, 800 Market Street, St. Louis, Missouri 63101, Attn: Keith F. Cooper, with a copy to the Building manager, as identified by Landlord by written notice to Tenant.

                  1.2. TENANT: Edison Brothers Stores, Inc., a Delaware corporation, having as its address for notice purposes 501 North Broadway, St. Louis, Missouri 63102 Attn: Legal Department.

                  1.3.   DATE OF THIS LEASE:                September 30, 1998

                  1.4.   DATE OF TENANT FINISH FLOOR PLAN:           N/A
                         LANDLORD'S PLAN SUBMITTAL DATE:             N/A
                         TENANT'S PLAN APPROVAL DATE:                N/A

                  1.5.   LEASE COMMENCEMENT DATE:           October 1, 1998
                         RENT COMMENCEMENT DATE:            October 1, 1998
                         LEASE EXPIRATION DATE:             September 30, 2000

                  1.6.   TERM:                              Two years

                  1.7. BUILDING: the office building in the City of St. Louis, State of Missouri, known and numbered as 501 North Broadway, St. Louis, Missouri 63102, together with the legally subdivided lot upon which it is situated, including all facilities and improvements thereon and consisting of approximately 434,136 rentable square feet.

                  1.8. PREMISES: approximately 206,450 rentable square feet in the Building as depicted in Exhibit A of this Lease. Rentable Area shall be 193,442 square feet, which equals the Premises less the mezzanine areas as shown on Exhibit A.

                  1.9. SUITE NUMBER: N/A, Floor Numbers: Floors Three, Four and Five, parts of Floors One and Two, and the mezzanine levels of Floors One and Two.

                  1.10. PERMITTED USE: General office purposes only and for no other purpose without the prior written consent of Landlord.


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                  1.11.   ANNUAL BASE RENT AND MONTHLY BASE RENT INSTALLMENT:
Annual Base Rent shall be $9.00 per square foot of Rentable Area per year through September 30, 2000; Monthly Base Rent Installment shall be the amount of Annual Base Rent divided by 12.

                  1.12. COMMERCIAL OR COMPREHENSIVE GENERAL LIABILITY INSURANCE REQUIRED:
$1,000,000.00, annual aggregate.

                  1.13.   SECURITY DEPOSIT: NONE.

                  1.14.   TENANT'S PROPORTIONATE SHARE:  44.56%.

                  1.15. EXPENSE STOP AMOUNT: The Expense Stop Amount shall be based upon the Expenses, as defined in Section 4.2 of the Lease, of the Building for the 2000 (01/01/2000 - 12/31/2000) calendar year.

                  1.16. TAX EXPENSE STOP AMOUNT: The Tax Expense Stop Amount shall be based upon the Taxes, as defined in Section 4.2 of the Lease, of the Building for the 2000 (01/01/2000 - 12/31/2000) calendar year.

                  1.17. NUMBER OF PARKING SPACES: RESERVED: 68 spaces on Level B-1 of the garage in the Building, as depicted on Exhibit I hereto; provided, however, Tenant shall be entitled to the use of the "double spaces" on level B-1 of the garage in the Building, each of which shall only be counted as one space.
UNRESERVED: 107 spaces in the garage owned and operated by the Land Clearance for Redevelopment Authority of the City of St. Louis and located on City Block 118 in the City of St. Louis (the "St. Louis Centre Garage"). The foregoing numbers of spaces shall be subject to reduction pursuant to Section 23.19 below. In addition to the parking spaces described above, Landlord shall license to Tenant those additional 35 reserved and 143 unreserved parking spaces (collectively, the "Additional Parking Spaces") previously made available to Tenant under the Existing Lease (as defined below) until such time as Landlord may revoke such license, in whole or in part, by written notice to Tenant that Landlord proposes to make some or all of the Additional Parking Spaces available to another tenant of the Building (whether or not then in occupancy of the Building), which notice may be delivered by Landlord at any time and from time to time. Tenant shall upon thirty (30) days written notice from Landlord surrender all or the portion of such Additional Parking Spaces designated by Landlord (subject to the limitations set forth in the following sentence) to Landlord upon receipt of such notice and Tenant shall thereafter have no right to utilize such spaces. During the initial Term of this Lease, in response to Landlord's notice Tenant shall be obligated to surrender one of the Additional Parking Spaces for each 1,000 rentable square feet of space in the Building which Landlord proposes to lease to a tenant of the Building, whether or not then in occupancy of the Building. During either of the Extension Periods, in response to Landlord's notice Tenant shall surrender such number of the Additional Parking Spaces as Landlord may designate in its notice to Tenant.

                  1.18. INITIAL MONTHLY RENT PER PARKING SPACE: RESERVED: no charge. UNRESERVED: $65 per month.

                  1.19. ADDENDUM: See Addendum No. 1 attached hereto and incorporated herein by reference.



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                  1.20.  BROKERS: Name of Landlord's broker: Insignia/ESG, Inc.;
Party responsible for payment: Landlord. Name of Tenant's broker: Cushman & Wakefield, Inc.; Party responsible for payment: Tenant shall be responsible for all payments to Cushman & Wakefield, Inc., and subject to and in accordance with the provisions of Section 23.9 of this Lease, Landlord shall pay Tenant Twenty Five Thousand Dollars ($25,000.00) in the aggregate to reimburse Tenant for fees paid to Cushman & Wakefield, Inc., The Stolar Partnership and/or Michael Fox, Inc.

                  1.21. EXHIBITS: The following Exhibits attached to this Lease are incorporated herein by this reference.

                           Exhibit A. Floor Plan
                           Exhibit B. [intentionally deleted]
                           Exhibit C. [intentionally deleted]
                           Exhibit D. Building Rules
                           Exhibit E. [intentionally deleted]
                           Exhibit F. Lien Waivers
                           Exhibit G. Lease Estoppel Certificate
                           Exhibit H. [intentionally deleted]
                           Exhibit I. Reserved Parking Spaces
                           Exhibit J. First Floor Vacated Space Plan
                           Exhibit K. Meeting Room Rules
                           Exhibit L. Existing Security System
                           Exhibit M. Meeting Rooms
                           Exhibit N. First and Second Floor Relocation Areas Exhibit O. Subordination, Attornment and Non-
                                      Disturbance Agreement

                                   ARTICLE 2.
                                 DEMISING CLAUSE

                  Landlord, for and in consideration of the rents, covenants and agreements hereinafter mentioned and hereby agreed to be paid, kept and performed by Tenant, does hereby lease to Tenant, and Tenant does hereby lease from Landlord, the Premises on the terms and conditions contained herein.

                                   ARTICLE 3.
                               TERM AND POSSESSION

                  3.1. TERM. The Term shall commence on the Lease Commencement Date and shall continue for the Term, unless earlier terminated as provided herein. Any period of occupancy of the Premises by Tenant prior to the Lease Commencement Date shall be governed by that certain Lease dated as of September 26, 1997 between Landlord and Tenant (the "Existing Lease"), which Existing Lease, exclusive of the indemnities benefiting Landlord and/or Tenant thereunder, shall terminate and be of no further force and effect concurrent with the commencement of the Term; and in any event Tenant's and Landlord's indemnities for the benefit of the other party under the Existing Lease shall survive the termination of such Existing Lease. Landlord hereby acknowledges that as of the date of this Lease, Landlord is not aware of any


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default by Tenant under the Existing Lease nor of any event which, with the giving of notice or upon the passage of time, or both, could constitute a default by Tenant under such Existing Lease. Tenant hereby acknowledges that as of the date of the Lease, Tenant is not aware of any default by Landlord under the Existing Lease nor of any event which, with the giving of notice or upon the passage of time, or both, could constitute a default by Landlord under such Existing Lease.

                  3.2. POSSESSION. Prior to execution of this Lease, Tenant has been a tenant of the Premises for a number of years and has been afforded the opportunity to fully completely examine and inspect the Premises. Tenant's execution of this Lease shall be conclusive evidence for all purposes of Tenant's acceptance of the Premises in good order and satisfactory condition, and in a state and condition satisfactory, acceptable and suitable to Tenant's use pursuant to this Lease. TENANT ACCEPTS THE PREMISES "AS IS" "WHERE IS" AND WITH ANY AND ALL FAULTS, AND LANDLORD NEITHER MAKES NOR HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE QUALITY, SUITABILITY OR FITNESS THEREOF OF THE PREMISES OR THE CONDITION OR REPAIR THEREOF.

                  3.3. BUILDING PLANNING. If, during the Term, Landlord requires all or a portion of the Premises for use in conjunction with another suite or for other reasons connected with the Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant out of such portion of the Premises to other comparable space in the Building, at Landlord's sole cost and expense, and the terms and conditions of this Lease shall remain in full force and effect, save and excepting that a revised Exhibit A shall become part of this Lease and shall reflect the location of the new space and
Article 1 of this Lease shall be amended to include all correct data as to the new space. In order to be effective, any such notice delivered by Landlord shall contain the following legend: "This notice constitutes a request for relocation delivered pursuant to Section 3.3 of the Lease between EBS Building, L.L.C. and Edison Brothers Stores, Inc." Landlord may effect such relocation only if the new space meets with Tenant's reasonable approval and Tenant shall advise Landlord of Tenant's approval thereof, or the withholding of such approval, within ten (10) days of Landlord's notice to Tenant. If the new space does not meet with Tenant's reasonable approval, Tenant may terminate this Lease with respect to, but solely with respect to, the space from which Landlord requests Tenant to move by providing written notice to Landlord of such termination concurrent with Tenant's notice of disapproval of the new space. In the event Tenant effects such termination, Tenant shall reimburse Landlord for the cost of constructing any necessary demising walls and other improvements to the Building necessary to permit leasing of such space to a third party, which payment shall be made within ten (10) days of Landlord's invoice therefor. Notwithstanding the foregoing, however, Landlord may not exercise such relocation right with regard to any portion of the Premises situated on the Third, Fourth or Fifth Floors of the Building or the mailroom situated on the First Floor of the Building, and with regard to that portion of the Premises situated on the Second Floor of the Building, Landlord may only exercise the foregoing relocation right with respect to the areas between the "Harvard" and "Founders" rooms which, as of the date of this Lease, constitute the Meeting Rooms (as defined below). Such areas on the First and Second Floors of the Building are depicted on Exhibit N to this Lease.

                  3.4. COMMON AREAS. Tenant shall have the nonexclusive right to use, in common with other tenants in the Building and subject to the Building Rules, the common areas



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in the Building. The "common areas" in the Building shall mean such areas as are provided and maintained by Landlord from time to time as areas for the common use by tenants or occupants of the Building, including Tenant and Landlord.

                                   ARTICLE 4.
                                      RENT

                  4.1. RENT. Commencing on the Rent Commencement Date, Tenant shall pay the Annual Base Rent specified in Article 1 to Landlord at the location designated from time to time by Landlord in the Monthly Base Rent Installment specified in Article 1 in advance, on, or prior to the first day of each and every month during the Term without abatement or reduction (except as expressly set forth in Section 7.3 and Articles 13 and 14 of this Lease) or set off or deduction whatsoever. The rent for any partial month shall be prorated on the basis of thirty (30) days to the month and shall be paid on the first day of such partial period.

                  4.2. ADJUSTMENTS TO RENT. During each lease year of any Extension Period (as defined in Article 26 below), in addition to the Annual Base Rent, Tenant shall pay as additional rent Tenant's Proportionate Share of increases in Expenses and increases in Taxes in accordance with this Section
4.2. The Annual Base Rent and payments to be made pursuant to this Section 4.2 shall be referred to in this Lease as the "Rent". If the Expenses for any lease year of any Extension Period exceed the Expense Stop Amount, Tenant shall pay Tenant's Proportionate Share of such excess. If the Taxes in any lease year of any Extension Period exceed the Tax Expense Stop Amount, Tenant shall pay Tenant's Proportionate Share of such excess. Within one hundred eighty (180) days after the end of each calendar year (or portion thereof) during the term of any Extension Period hereunder, Landlord will provide Tenant with a written notice ("Statement") setting forth Tenant's Proportionate Share of increases in Taxes and/or Expenses over the Tax Expense Stop Amount or Expense Stop Amount, as the case may be, together with a statement of Expenses and Taxes for the previous calendar year. Within thirty (30) days following receipt of the Statement, Tenant shall pay to Landlord as additional rent: (a) Tenant's Proportionate Share of increases in Taxes over the Tax Expense Stop Amount and/or Expenses over the Expense Stop Amount, as the case may be, for the previous calendar year after credit for any estimated payments which Tenant has made pursuant to this Section 4.2; and (b) an estimate of Tenant's Proportionate Share for the months which have elapsed in the then current calendar year based on the previous calendar year's increase in Expenses and/or Taxes over the applicable Expense Stop Amount and Landlord's good faith projection of the increase in Expenses and/or Taxes over the applicable Expense Stop Amount during the current calendar year after credit for any estimated payments made by Tenant pursuant to this Section 4.2. Commencing with the month following the month in which the Statement is dated and continuing until such time as Tenant receives Landlord's next Statement, Tenant shall, each month, pay 1/12 of the estimate of Tenant's Proportionate Share of Expenses and Taxes over the applicable Expense Stop Amount, which estimate shall be based on Expenses for the previous year and taxes in excess of the Tax Expense Stop Amount based on Taxes for the previous year and Landlord's good faith projection of the increase in Expenses and Taxes for the current calendar year. Payments relative to Expenses shall be credited against the actual Expenses as shown in Landlord's next Statement. Similarly, payments relative to Taxes shall be credited against the actual Taxes as shown in Landlord's next Statement. If the next Statement shows that Tenant has overpaid and if Tenant is not then in default or thereafter in the event such default is cured within the applicable cure


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period, Landlord shall credit such overpayment against the next accruing payments of Rent until the overpayment is reduced to zero, or if the Term of this Lease (including any Extension Period) has ended, Landlord shall repay such amount to Tenant as soon as reasonably practicable after the actual Expenses and Taxes are known. The obligation to pay Tenant's Proportionate Share of the excess of Taxes and/or Expenses over the applicable Expense Stop Amount shall survive any termination of the Term, as extended at Tenant's option under
Article 26 hereof. In the event Tenant shall have elected to extend the term of this Lease for the One Year Extension Period, Tenant will not be responsible to pay that portion of the increase in Taxes over the Tax Expense Stop Amount or Expenses over the Expense Stop Amount that is more than three percent (3%) in excess of the Tax Expense Stop Amount or Expense Stop Amount, as the case may be, during such One Year Extension Period. In the event Tenant shall have elected to extend the Term of this Lease for the Seven Year Extension Period, Tenant will not be responsible to pay that portion of the increase in Taxes over the Tax Expense Stop Amount or Expenses over the Expense Stop Amount, as the case may be, that is more than five percent (5%) in excess of the Tax Expense Stop Amount or Expense Stop Amount, as the case may be, during the first year of such Seven Year Extension Period or more than five percent (5%) in excess of the Tax Expense Stop Amount or Expense Stop Amount, as the case may be, increased by five percent (5%) each year (on a cumulative basis), during the remainder of such Seven Year Extension Period. For example, in the event the Expense Stop Amount was calculated to be $10,000, Tenant would not be responsible to pay its proportionate share with respect to that portion of Expenses in excess of $10,300 during the One Year Extension Period, such that Tenant's Proportionate Share of Expenses over the Expense Stop Amount would not exceed $133.68 (44.56% of $300) and the monthly payment would not exceed $11.14. Such payments would commence January 1, 2001. Similarly, during the first Lease Year of the Seven Year Extension Period, Tenant would not be responsible to pay its proportionate share with respect to that portion of Expenses in excess of $10,500, commencing January 1, 2001. Effective October 1, 2001, the foregoing cap would increase to $11,025; $11,576.25 on October 1, 2002; $12,155.06 on October 1, 2003;
$12,762.82 on October 1, 2004; $13,400.96 on October 1, 2005; and $14,071.01 on
October 1, 2006.

                  4.3. EXPENSES. The term "Expenses" means all expenses and costs of operating the Building, including, without limitation, the following costs: (a) wages of all employees (including employment taxes and fringe benefits); (b) janitorial labor and materials; (c) costs of building security personnel; (d) electricity, gas, sewer, water, trash disposal and other utilities but excluding those charges for which Landlord is otherwise reimbursed by Tenant and excluding those charges separately billed to other tenants of the Building; (e) maintenance and repairs (including maintenance and service contracts); (f) landscaping maintenance; (g) insurance premiums; (h) capital improvements to the extent necessary to comply with applicable governmental rules and regulations; (i) expense of building management fees; and (j) capital expenses which reduce any component cost of Expenses (such cost to be reasonably amortized by Landlord and Expenses to include only the cost as so amortized by Landlord during the calendar year for which such computation is made). Expenses shall not include: (w) costs of alterations of any tenant's premises; (x) principal and interest payments on loans made on the security of the Building;
(y) costs of capital expenditures (except as provided above in the this section); and (z) leasing commissions. If the Building is not fully leased or if Landlord is not providing standard building services to all tenants during any calendar year, actual Expenses shall be adjusted to reflect a fully serviced and leased Building for the purpose of making the adjustment to Annual




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Base Rent. Landlord shall utilize consistently applied accounting practices in calculating Expenses during the Term.

                  4.4. TAXES. The term "Taxes" means (a) real estate taxes assessed on the Building and personal property taxes assessed on the personal property and equipment owned or leased by the Landlord and used in connection with the Building, including any increases in real estate taxes as any partial or full tax relief which presently may be afforded to the Building expires, and further including any tax imposed as a substitute for or supplement to presently existing real estate and/or personal property taxes; (b) reasonable expenses of Landlord in attempting to reduce or limit real estate and/or personal property taxes (any refunds to be credited against taxes in the year received); and (c) any and all taxes, charges, and/or surcharges payable by Landlord (other than tax on net income) whether or not now customary or within the contemplation of the parties hereto (i) upon allocation to, or measured by the Rentable Area of the Premises or on the rent payable hereunder, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, City or Federal Government with respect to such rent; or (ii) upon or with respect to possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof.

                  4.5. INSPECTION RIGHTS. During the Term and upon ten (10) days prior written notice to Landlord, Tenant or Tenant's designee shall have the right, during normal business hours, to inspect at the Landlord's office in the Building, Landlord's books and records with respect to Expenses and Taxes within sixty (60) days of Tenant's receipt of the Statement. Landlord shall cooperate with Tenant in any such examination of Landlord's books and records, and shall, if requested by Tenant make available a member of its staff to explain any entries in such books and records. Tenant may, at Tenant's expense, make copies of any such books or records not designated as confidential by Landlord; provided, however, that such materials may not be disclosed by Tenant to any other person or entity without Landlord's consent. Unless Tenant asserts specific error(s) within sixty (60) days of Tenant's receipt of the Statement, the Statement shall be deemed to be correct. In the event Landlord concurs with Tenant's determination of specific error(s) in the Statement and if Tenant is not then in default or thereafter in the event such default is cured within the applicable cure period, Landlord shall credit any overpayment against the next accruing payments of Rent until the overpayment is reduced to zero, or if the Term of this Lease (including the Extension Period) has ended, Landlord shall repay such amount to Tenant.

                                   ARTICLE 5.
                                SECURITY DEPOSIT

                  There shall be no security deposit required under this Lease.

                                   ARTICLE 6.
                                  PERMITTED USE

                  Tenant shall use and occupy (occupancy shall not exceed one
(1) person per 200 rentable square feet on any floors which are not fully occupied by Tenant) the Premises only for the Permitted Use. Tenant and all persons permitted by Tenant to come upon the Premises shall




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comply with the Building Rules and with such reasonable modifications thereof as
Landlord may make from time to time. Landlord shall not be liable for any nonobservance of the Building Rules or the Meeting Room Rules by any other person; provided, however, Landlord will use reasonable efforts to enforce the Building Rules and the Meeting Room Rules in a nondiscriminatory manner. Tenant shall not make or permit to be made any use of the Premises which directly or indirectly is forbidden by applicable law or governmental regulation or which may be dangerous to persons or property or which may be in conflict with or invalidate or increase the premium cost of any policy of insurance carried on the Building. To the best of Landlord's knowledge, Tenant's current use of the Premises pursuant to the Existing Lease does not conflict with or invalidate or increase the premium cost of any policy of insurance carried on the Building. Tenant shall have the right, in common with other tenants and occupants of the Building, to use the meeting room facilities, if any, maintained by Landlord on the second floor of the Building as depicted on Exhibit M to this Lease (the "Meeting Rooms"). Tenant shall comply with the Meeting Room Rules and with such reasonable modifications thereof as Landlord may make from time to time. The configuration and availability of the Meeting Rooms shall be subject to such modifications as Landlord may effect at any time and from time to time;
provided, however, that the Meeting Room currently named the "Founders" room shall be maintained by Landlord in substantially its current configuration during the initial Term of this Lease.

                                   ARTICLE 7.
                                    SERVICES

                  7.1. BUILDING STANDARD SERVICES. Landlord at Landlord's expense shall furnish: (a) heat and air conditioning and ventilation to provide a seasonable temperature (subject to governmental regulations) for normal occupancy and use of the Premises under normal business operations daily from 7:00 A.M. to 6:00 P.M., Saturdays from 7:00 A.M. to 12:30 P.M., Sundays and the following holidays excepted: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Normal Business Hours"); (b) cold water from the public supply for drinking, lavatory and toilet purposes and hot water for lavatory purposes from regular Building supply drawn through fixtures installed by Landlord; (c) janitor service and customary cleaning in and about the Premises (private kitchens, private eating areas and private restrooms excepted) Monday through Friday (holidays excepted) comparable to standard janitor service furnished by other Class A multi-tenant St. Louis office buildings (Tenant shall not provide any janitor services or cleaning without Landlord's prior consent); (d) passenger elevator service in common with other tenants at all times, subject to temporary interruptions for maintenance and subject to interruptions in the event of emergencies (freight elevator service will be made available by Landlord upon reasonable notice by Tenant);
(e) window washing of all exterior windows in the Premises, both inside and out, at reasonable intervals; (f) electrical service at those points of connection provided and installed by Landlord and in the manner and to the extent deemed by Landlord to be standard (which standard is described as "normal electrical consumption" in Section 7.2 below); (g) restrooms; and (h) access to telephone and network calling at no charge to Landlord. Tenant shall have no right of access to and within the Building for the installation or operation of systems for the provision of electrical service to the Premises for part or all of Tenant's electrical energy requirements without Landlord's prior written consent. Tenant shall report to Landlord any deficiency in the services provided by Landlord or Landlord's agents. Notwithstanding the foregoing, during the initial Term of this Lease, Landlord shall provide heat and air conditioning and ventilation to provide a reasonable temperature (subject to



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governmental regulations) for normal occupancy and use of the Premises under normal business operations on Mondays from 5:00 A.M. to 9:00 P.M., from 6:00 A.M. to 9:00 P.M. Tuesday through Friday, and from 7:00 A.M. to 5:00 P.M. on Saturdays and Sundays. In the event Tenant requires heat, air conditioning or ventilation services before or after the foregoing hours, such services will be available to Tenant at Landlord's expense (which expense shall constitute an Expense for the purpose of calculating the Expense Stop Amount). Tenant may obtain such services by providing notice to Landlord in accordance with procedures established by Landlord from time to time. Heat, air conditioning and ventilation services shall be provided to Tenant's computer room and telephone room (all as presently configured) on a 24 hour per day basis, seven days per week.

                  7.2. OVER BUILDING STANDARD SERVICES. During either of the Extension Periods, if Tenant occupies the Premises after Normal Business Hours, Tenant shall reimburse Landlord for the increased expenses of providing utilities and other services necessary to operate the Building during such hours, including but not limited to, increased expenses for heating, air conditioning, security service, Building employees' overtime and any unusual janitorial service. During either of the Extension Periods, after Normal Business Hours heating, ventilating and air conditioning will be available to Tenant at Tenant's expense at the from time to time cost thereof to Landlord as calculated by Landlord (which is currently $25 per hour per floor, but which charge shall be subject to unilateral change by Landlord from time to time as provided herein). Normal electrical consumption on the Premises is as follows:
(i) electricity drawn from Building standard receptacles: 1 watt per usable square foot in the Premises per hour; (ii) Building standard lighting: 2.5 watts per usable square foot in the Premises per hour; and (iii) Building standard heating, ventilating and air conditioning is designed to offset 4.5 watts per usable square foot in the Premises per hour. Tenant will not be allowed to exceed any of the amounts of electricity in the Premises as herein referenced without Landlord's prior written approval. If Tenant receives Landlord's written approval, Tenant is responsible for all expenses associated with such excess electrical consumption during the Extension Period. Landlord reserves the right to install submeters or to conduct an electric consumption audit to determine electrical consumption on the premises at the expense of Landlord. A master meter if desired by Tenant may be installed at Tenant's expense in a manner approved by Landlord. Landlord shall have access to such metering devices at all reasonable times and shall prepare a separate monthly statement of the excess utilities used by such equipment based on the utility rates established from time to time by the public utility furnishing such service. Tenant shall pay the amounts shown on such statements to Landlord within five (5) business days of receipt. Should Tenant fail to promptly pay for such service, Landlord may discontinue furnishing such service, which shall not be deemed an eviction (actual or constructive) or a disturbance of Tenant's possession, use and quiet enjoyment of the Premises. Tenant agrees that Landlord shall not be liable for damages resulting from such discontinuance, nor shall Tenant be relieved from the performance of any of Tenant's covenants or obligations under this Lease. Landlord, by furnishing any of the above services, shall not be deemed to have warranted the same to be free from any interruption or discontinuance that is beyond the reasonable control of the Landlord or which may result from occasional damage or malfunctions of equipment and distribution facilities. Any such interruption or discontinuance shall not constitute an eviction (actual or constructive) or a disturbance of Tenant's possession, use or quiet enjoyment of the Premises. Tenant agrees that Landlord shall not be liable for damages resulting from any such interruption or discontinuance, nor shall Tenant be relieved of the performance of any of Tenant's covenants or obligations under this Lease.

                  7.3. INTERRUPTION OF SERVICES. Notwithstanding the foregoing, if (i) Landlord ceases to furnish any service in the Building for a period in excess of five (5) consecutive days, (ii) such cessation does not arise as a result of an act or omission of Tenant, (iii) such cessation is not caused by a fire or other casualty, and (iv) as a result of such cessation, the Premises or a material portion thereof is rendered untenantable (meaning that Tenant is unable to use the Premises in the normal course of its business) and Tenant in fact ceases to use the Premises, or a material portion thereof, then Tenant, as its sole remedy, shall be entitled to receive an abatement of Base Rent payable hereunder during the period beginning on the sixth (6th) consecutive day of such cessation and ending on the day when the service in question has been restored. In the event the entire Premises has not been rendered untenantable by the cessation in service, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises so rendered untenantable and not used by Tenant.

                  7.4. SECURITY SYSTEM. Landlord, prior to March 31, 1999, at Landlord's expense shall install a card-key or keypad security access system (including the installation of wood and glass doors associated with such system which are similar to the doors currently installed in the Fifth Floor elevator lobby) in the elevator lobby entrances to such portions of the Premises as are located on floors of the Building which are fully occupied by Tenant and at the entrance to the Human Resource area on the First Floor of the Building (as shown on Exhibit A). Landlord shall also install such system on two entrances to Tenant's mailroom on the First Floor of the Building and on one entrance (in the aggregate) to one of the two areas, as designated by Tenant prior to Landlord's installation of such security access system, depicted on the First Floor Vacated Space Plan shown on Exhibit J herein which constitute part of the Premises. Such system shall be generally comparable to security systems installed in other Class A multi-tenant office building. Landlord shall also install other reasonable security measures, such as a security gate, at the atrium stairwell entrance to the Premises accessible only by a card-key or keypad. Prior to such time, Landlord shall maintain the existing security system described in Exhibit
L. Landlord shall have a watch-person on duty in the lobby of the Building on a 24-hour per day basis, seven days per week. Landlord shall provide security at the entrance to the Building from the St. Louis Centre Garage. Landlord shall provide up to 500 card keys to Tenant in connection with the use of the card key security system installed by Landlord. Any card keys in excess thereof (including replacements therefor) shall be made available to Tenant by Landlord at Tenant's sole cost and expense.

                                   ARTICLE 8.
                            SUBLETTING AND ASSIGNMENT

                  8.1. SUBLEASING AND ASSIGNMENT. Tenant shall not by operation of law or otherwise have the right to assign, hypothecate, mortgage, encumber or convey this lease or any interest in or under it, or to sublet, or otherwise permit occupancy by any other person or entity of all or any portion of the Premises during the initial Term hereof. Tenant shall not by operation of law or otherwise have the right to sublet, or otherwise permit occupancy by any other person or entity of all or any portion of the Premises during the Extension Period (as defined in Article 26 hereunder) without the express written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. For the purposes of this section any transfer of stock in a corporate tenant or any transfer of an interest in a partnership tenant in which a transfer of control of the corporation or partnership is effected shall not be deemed to be an assignment of this Lease requiring the prior written consent of Landlord. Any document purporting to sublet the Premises or assign Tenant's interest in this Lease shall be of no force or effect unless the same shall bear the written consent of Landlord. No subtenant or assignee shall use the Premises for any purpose other than the Permitted Use. No permitted sublease or assignment shall in any way release Tenant from Tenant's primary liability under this Lease. If Tenant desires the consent of Landlord to sublease or assign during the Extension Period, at least thirty (30) but no more than one hundred twenty (120) days prior to the date on which Tenant desires the assignment or sublease to be effective (the "Transfer Date"), Tenant must submit the proposed sublease or assignment to Landlord for Landlord's approval, together with the following documents: (a) a detailed description of the portion of the Premises proposed to be sublet (which must be a single, self-contained unit) (the "Space"); (b) complete copies of the financial statements of the subtenant or assignee made available to Tenant with an authorization to verify the same; (c) a declaration by the subtenant or assignee as to the type of business to be carried out; (d) proof of payment of all leasing commissions, if applicable; and (e) executed lease estoppel certificates from Tenant and the proposed subtenant or assignee in the Building standard form. If Tenant is permitted to sublease at a base rent in excess of that provided for herein, or if Tenant is permitted to assign its interest in this Lease for any consideration whatsoever, such excess or such consideration (net of any subletting or assignment costs, including commissions, paid by Tenant and approved in writing by Landlord in connection with such permission to sublease or assign) shall be paid by Tenant to Landlord as received. Tenant shall pay all of Landlord's out-of-pocket costs and expenses, including reasonable attorneys' fees, relating to any such proposed assignment or subletting.

                  8.2. SUBLEASING AND ASSIGNMENT TO AFFILIATES. Notwithstanding the provisions of Section 8.1 of this Lease, Tenant, upon at least ten (10) days prior written notice to Landlord, shall be permitted to assign this Lease or to sublet the whole or any part of the Premises to a wholly owned subsidiary or to an entity with which Tenant may merge or consolidate, upon advance or concurrent written notice to Landlord (accompanied by copies of the assignment or subletting documentation), but without the necessity of obtaining Landlord's consent.

                                   ARTICLE 9.
                       QUIET POSSESSION AND SUBORDINATION

                  Landlord covenants and agrees with Tenant that so long as Tenant is not in default hereunder, Tenant shall peaceably and quietly enjoy the Premises through the Term without hindrance or molestation by anyone claiming through or under Landlord, subject, however, to the terms of this Lease. This Lease is subject to all present and future easements, conditions and encumbrances of record, and to all applicable laws, ordinances and governmental rules and regulations (hereinafter collectively called the "Conditions"). Landlord shall use its reasonable best efforts to obtain from the holder of any deeds of trust or mortgages affecting the Building a subordination, attornment and non-disturbance agreement substantially in the form of Exhibit O attached hereto and incorporated herein by reference. Such subordination, attornment and non-disturbance agreement shall provide that, so long as Tenant is not in default under this Lease, Tenant's use and enjoyment of the Premises in accordance with all the material terms of this Lease shall not be disturbed by reason of any foreclosure of any first deed of trust. If Tenant is not furnished with such subordination, attornment and non-disturbance agreement from the holder of any deed of trust or mortgage hereafter affecting the Building or leasehold thereof, this Lease shall not be subordinate to such deed of trust or mortgage and Landlord shall not be liable to Tenant for any failure to deliver the requested subordination, attornment and non-disturbance agreement. If Landlord obtains and delivers the required subordination, attornment and non-disturbance agreement, the rights of Tenant under this Lease shall be and are subject and subordinate at all times to the lien of any deed of trust or mortgage hereafter in force against the Building, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Except as expressly set forth above, this Article 9 is self-operative and no further instrument of subordination shall be required. In confirmation of such subordination Tenant shall promptly execute the required subordination, attornment and non-disturbance agreement and any and all such further instruments as may be reasonably requested by Landlord. If any purchaser at a foreclosure sale (or by deed in lieu of foreclosure) becomes the owner of the Premises, Tenant will attorn to and recognize such entity's becoming such owner for all purposes in place of the Landlord named in this Lease.

                                   ARTICLE 10.
                           LANDLORD'S RESERVED RIGHTS

                  Landlord reserves the following rights: (a) to change the name or street address of the Building; (b) to maintain one or more signs on the exterior of the Building; (c) to designate and control all sources furnishing Building related services to tenants; (d) at any time during the Term if Tenant has vacated the Premises) and otherwise during the last six (6) months of the Term, to display "for rent" signs on and exhibit and otherwise prepare the Premises for reoccupancy; (e) to retain passkeys to all doors within and into the Premises; (f) during the last six (6) months of the Term to exhibit the Premises to prospective lessees upon reasonable notice to Tenant; (g) to grant to anyone the exclusive right to conduct any particular business in the Building (other than the businesses conducted by Tenant in the Building as of the Commencement Date); (h) to close the Building after Normal Business Hours and on legal holidays and to affect such reasonable security measures as Landlord may deem appropriate and in the best interests of the Building and tenants; subject, however, to Tenant's right to admittance (on a 24 hour basis, seven days per week) under such reasonable security regulations as Landlord may prescribe from time to time; (i) to approve the weight, size, and location of safes or other heavy objects, which objects may be moved in, about or out of the Building or Premises only at such times and in such manner as Landlord shall direct, and in all events at Tenant's sole risk and responsibility; (j) to take any and all measures necessary or desirable for the operation, safety, protection or preservation of the Building, including repairs, alterations, decorations, additions or improvements, whether structural or otherwise, in and about the Building or any part thereof, and installation of an energy management system to more accurately monitor and control heat, ventilating and air conditioning in the Building, and during the continuance of any such work to temporarily close doors, entry ways, public spaces and corridors in the Building and to interrupt or temporarily suspend Building services or facilities upon reasonable prior notice to Tenant, except in the event of emergency; and (k) to remove Tenant's name from all exterior signage on or serving the Building and from all signage in the interior of the Building (other than the Building directory). Landlord may enter upon the Premises upon reasonable notice to the Tenant (except in the case of an emergency) and may exercise any or all of the foregoing rights without being deemed guilty of an eviction (actual or constructive) or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without abatement of rent or affecting of

Tenant's obligations hereunder. Tenant hereby consents to Landlord's use of the name "Edison Brothers" as part of the name of the Building during the Term of this Lease, as extended pursuant to any Extension Period. It is understood and agreed that Landlord is under no obligation to use the name "Edison Brothers" as part of the name of the Building. Landlord shall comply with applicable laws, rules and regulations and the Building Rules and the Meeting Room Rules in connection with the operation, maintenance and management of the Building.

                                   ARTICLE 11.
                          ALTERATIONS AND IMPROVEMENTS

                  Tenant shall not, without the prior written consent of Landlord, make any alterations, improvements or additions to the Premises (hereinafter referred to as a "Change"). Tenant's installation and reconfiguration of its modular office units used for executive offices shall not constitute a Change or require Landlord's consent unless such installation or reconfiguration results in alterations to the structural components of the Building or the Building's HVAC, electrical, plumbing or other utility systems. Landlord may impose such reasonable conditions with respect to such Change as Landlord deems appropriate, including without limitation, requiring Tenant to furnish Landlord security for the payment of all costs to be incurred in connection with the Change, insurance against liabilities which may arise out of such work and the plans and specifications naming Landlord as an additional insured together with all necessary permits for such Change. The work necessary to make the Change or to effect the reconfiguration of Tenant's modular office units shall be done at Tenant's expense by employees or contractors selected by Tenant and, with respect to a Change, approved by Landlord, which approval shall not be unreasonably withheld or delayed, and shall be performed in such manner and at such times as Landlord shall direct to minimize disturbance to other tenants (and without limiting the generality of the foregoing, Tenant acknowledges that Landlord may withhold its consent to the use of employees or a contractor selected by Tenant if, in Landlord's judgment, the retention of such employees or contractor might delay, hinder or otherwise interfere with Landlord's construction activities in or management of the Building). Tenant shall promptly pay, when due, the cost of all such work and of all decorating required by reason thereof. With respect to a Change, Tenant shall also pay to Landlord a percentage of the cost of such work, which percentage shall not exceed 10% of the cost of such work (or 5% if Tenant shall have the work supervised and performed by a general contractor selected and paid by Tenant and approved by Landlord), as reimbursement to Landlord for all expenses arising from Landlord's involvement with such work. Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials (in the form attached hereto as Exhibit F). Tenant shall defend and hold Landlord and the Building harmless from all costs, damages and liens and expenses related to such work. In connection with such work Tenant shall never be deemed an agent of Landlord. All work done by Tenant or Tenant's contractors shall be done in a first class workmanlike manner using only good grades of materials and shall comply with all union and insurance requirements and all Conditions. In consideration of Landlord's consent to such Change, any Change shall (without further compensation to Tenant) become Landlord's property at the termination of the Term, and shall, unless Landlord requests otherwise, be relinquished to Landlord in good condition, ordinary wear, casualty, condemnation and damage due to the acts or omissions of Landlord, its agents, engineers or contractors excepted.

                                   ARTICLE 12.
                            REPAIRS AND REPLACEMENTS

                  Landlord, at Landlord's expense, shall maintain and keep in good condition the Premises and Building, including the foundation, exterior walls, roof, roof membrane and roof covering of the Building, sprinkler system in or serving the Premises and/or the Building, the HVAC system, and plumbing, electric and other utility lines servicing the Building or connecting the Premises and the Building, except for damage to the Premises or Building (including the parts thereof specified above) caused by acts or omissions of Tenant, Tenant's agents, employees, contractors, guests or invitees, in which event Tenant, subject to the provisions of Section 19.2 hereof, will bear the cost of such maintenance or repair. Tenant, at Tenant's expense, shall at all times keep the Premises in a clean, safe and tenantable condition and in first class order, repair and appearance and Landlord shall have the right to approve the means and methods employed in performance of such work. If Tenant does not do so Landlord may (but need not) restore the Premises to a clean, safe and tenantable condition, and Tenant shall pay the cost thereof forthwith upon being billed by Landlord. This Section shall not apply to damage or destruction and condemnation proceedings otherwise provided for in this Lease. In the event emergency repairs are required within the Premises and Tenant is unable to contact Landlord after diligent and persistent efforts so to do and Landlord is otherwise unaware of such emergency, Tenant may perform Landlord's repair obligations within the Premises as set forth herein. Such repairs shall be performed in a good and workmanlike manner using materials of a quality comparable to the materials used in the construction of the Premises and the Building generally. During the performance of such repairs (and thereafter, until Tenant is able to contact Landlord), Tenant shall endeavor to notify Landlord that Tenant has undertaken to make such repairs on Landlord's behalf and Landlord shall have the right to assume the performance of such repairs at any time. Any such repairs undertaken by Tenant shall be performed in a manner so as not to interfere with any other tenant's access to or use and occupancy of its premises within the Building. Landlord shall reimburse Tenant for the reasonable costs of said repairs within thirty (30) days of Landlord's receipt of an invoice for same. For the purposes of this Article 12, an "emergency" necessitating such repairs shall not be deemed to exist unless Tenant reasonably determines that there is an imminent threat of harm to any person or an imminent threat of material damage to Tenant's property located in the Premises.

                                   ARTICLE 13.
                              DESTRUCTION OR DAMAGE

                  If all or a substantial portion of the Premises be rendered untenantable, inaccessible or unsafe by fire or other casualty, or portions of the Building exclusive of the Premises are damaged or a system therein is damaged in such a way as to render the Premises untenantable by fire or other casualty, and if it is reasonably anticipated that even though undertaken and pursued with all due diligence it will require more than six (6) months to repair the damaged area, or if the Building or Premises are damaged by an uninsured casualty (meaning a casualty which would not have been covered by standard "all risk" insurance coverage, determined as of the date of this Lease), (i) Landlord may terminate this Lease as of the date of such casualty by notice to Tenant given within thirty (30) days after such occurrence, and (ii) if such casualty occurs during the last twelve (12) months of the Term and is not caused by any willful act or omission of Tenant, Tenant may terminate this Lease as of the date of such casualty by notice to Landlord given within thirty (30) days after such occurrence. If neither Landlord nor Tenant elects to terminate this Lease, Landlord shall proceed with all due diligence to repair the damaged area at Landlord's expense and the Rent shall abate as to that portion of the Premises which is untenantable for so long as the same shall remain untenantable. If this Lease is terminated pursuant to this section, Rent shall be apportioned on a per diem basis and paid to the date of the casualty. If the Premises are partially damaged by fire or other casualty but are not rendered substantially untenantable, then Landlord shall proceed with all due diligence to repair the Premises and the Rent shall abate as to that portion of the Premises which is untenantable for so long as the same shall remain untenantable, but Rent shall not otherwise abate. If all or a substantial portion of the St. Louis Centre Garage shall be rendered untenantable, inaccessible or unsafe by fire or other casualty, Tenant's obligation to pay parking charges for the parking spaces in the St. Louis Centre Garage shall abate for so long as the same shall remain untenantable, inaccessible or unsafe, as the case may be.

                                   ARTICLE 14.
                                 EMINENT DOMAIN

                  If the whole of the Building or the whole of the Premises shall be taken by the exercise of the power of eminent domain or pursuant to any agreement in lieu of the exercise of such power (hereinafter called a "Condemnation Proceeding"), then this Lease shall terminate as of the date of the taking of possession by or the vesting of title in the condemning authority (such date being hereinafter called the "Taking Date"). If less than the whole of the Building or less than the whole of the Premises shall be taken in a Condemnation Proceeding, Tenant may at Tenant's option terminate this Lease as of the Taking Date by giving notice of Tenant's exercise of such option within sixty (60) days after the Taking Date, provided that as a result of such taking Landlord shall have reasonably determined that the Premises (or the remaining portion thereof) may no longer be adequately used for the Permitted Use. If a portion of the Premises shall be taken and Tenant shall not exercise Tenant's option to terminate this Lease or if such taking shall not give rise to such option to terminate, then this Lease shall terminate on the Taking Date only as to that portion of the Premises so taken but shall remain in full force and effect with respect to that portion of the Premises not so taken, and the Rent and other charges payable by Tenant hereunder shall be reduced in the ratio in which the diminution of the rentable square footage of the Premises following the Taking Date shall bear to the rentable square footage thereof immediately prior to such Taking Date. Except as otherwise ordered by the court in a Condemnation Proceeding, all income, rent, awards or interest derived from any Condemnation Proceeding shall belong to and be the property of Landlord, but this shall not preclude Tenant from making an independent claim for the value of Tenant's personal property which Tenant is entitled to remove under this Lease in such Condemnation Proceeding provided that such claim does not result in a reduction of Landlord's award.

                                   ARTICLE 15.
                                  HOLDING OVER

                  If Tenant without the consent of Landlord retains possession of the Premises or any part thereof after termination of the Term of this Lease, Tenant shall pay to Landlord Rent at a rate equal to two hundred fifty percent (250%) (except to the extent Tenant shall have elected to extend the Term for the Seven Year Extension Period and the holdover shall occur after the first month of the term of the Seven Year Extension Period, in which event such rate shall be two hundred percent (200%)) of the Rent payable for the month immediately preceding the commencement of said holding over computed on a per month basis for each month or part thereof (without reduction for any partial month) that Tenant remains in possession, and in addition thereto, in the event Tenant remains in possession of the Premises or any part thereof for a period in excess of four (4) months after termination of the Term of this Lease, Tenant shall pay Landlord all direct and consequential damages sustained by reason of Tenant's retention of possession. Any such retention of possession shall constitute a month to month lease terminable in accordance with law.

                                   ARTICLE 16.
                             SURRENDER OF POSSESSION

                  Upon the termination of the Term Tenant shall immediately surrender the Premises (together with any Changes) to Landlord in good order, repair and condition, ordinary wear and casualty losses for which Tenant is not responsible pursuant to the terms of this Lease and damage caused by the acts or omissions of Landlord, its agents, contractors or employees excepted, and shall remove all office furniture and equipment, trade fixtures and other items of Tenant's property on the Premises. Tenant shall pay Landlord upon demand the reasonable cost of repairing any damage to the Premises and to the Building not repaired by Tenant and caused by any such removal. If Tenant fails or refuses to remove any such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same and Landlord may dispose of the same without incurring any liability therefor. Tenant shall not be required to remove the improvements to the Premises constituting the computer room or Tenant's modular office units used for executive offices.

                                   ARTICLE 17.
                              DEFAULT AND REMEDIES

                  17.1. TENANT DEFAULTS AND LANDLORD'S REMEDIES. If Tenant shall default in the payment of any installment of the Rent or in the payment of any other sum required to be paid by Tenant under this Lease and such default shall continue for ten (10) days after written notice to Tenant, or if Tenant shall default in the observance or performance of any other covenant or condition in this Lease which Tenant is required to observe or perform and such default shall continue for thirty (30) days after written notice to Tenant (or, in the event Landlord determines, in its reasonable judgment, that (i) such default is capable of cure by Tenant and such default will not cause or contribute to a breach or default under any other lease of the Building or any mortgage lien on the Building (ii) Tenant commences the cure of such default within the foregoing 30 day period, and (iii) Tenant diligently prosecutes the complete cure of such default in good faith, then such longer period as may be reasonably necessary to effect such cure), or if a default involves a hazardous condition and is not cured by Tenant immediately upon written notice to Tenant, or if the interest of Tenant in this Lease shall be levied upon under execution or other legal process, or if any voluntary petition in bankruptcy or for corporate reorganization or any similar relief shall be filed by Tenant, or if any involuntary petition in bankruptcy shall be filed against Tenant under any federal or state bankruptcy or insolvency act and shall not have been dismissed within sixty (60) days following the filing thereof, or if a receiver shall be appointed for Tenant or any of the property of Tenant by any court and such receiver shall not be dismissed within sixty (60) days from the date of appointment, or if Tenant shall make an assignment for the benefit of creditors, or if Tenant shall admit in writing Tenant's inability to meet Tenant's debts as they mature, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease and thereupon at Landlord's option may, without notice or demand of any kind to Tenant or any other person, exercise one or more of the following described remedies, in addition to all other rights and remedies provided at law or in equity:

                           (a) Landlord may terminate this Lease and the estate
                  created hereby by giving Tenant written notice of such intent, in which event Landlord may forthwith repossess the Premises and be entitled to recover forthwith, in addition to any other sums or damages for which Tenant may be liable to Landlord as damages, an amount, if any, equal to the Rent which would have been payable during any period of rent-free occupancy provided to Tenant by this Lease, the cost of all unamortized leasing commissions paid by Landlord in connection with this Lease, and all other amounts paid to or on behalf of Tenant in connection with Tenant's entry into this Lease and occupancy of the Premises (including without limitation any moving cost allowance, payments on lease(s) assumed by Landlord, payment for preparation of floor plans and the like), including Landlord's interest expense thereon, together with a sum of money equal to the net present value of the excess of the value of the Rent provided to be paid by Tenant for the balance of the Term over the fair market rental value of the Premises, after deduction of all anticipated expenses of reletting for said period. The net present value shall be calculated using a discount rate of seven percent (7%) per annum.

                           (b) Landlord may terminate Tenant's right of
                  possession and may repossess the Premises by forcible entry or unlawful detainer suit, by taking peaceful possession or otherwise without terminating this Lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate, repair, remodel or alter the Premises. If Landlord shall fail to relet the Premises, Tenant shall pay to Landlord as damages a sum equal to the amount of the Rent reserved in this Lease for the balance of the then-existing Term of this Lease. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of all decoration, repairs, remodeling, alterations and additions and the expenses of such reletting to satisfy the Rent provided for in this Lease and the amounts recoverable (including broker's fees) by Landlord from Tenant pursuant to subparagraph (a) of this paragraph, Tenant shall satisfy and pay the same upon demand therefor from time to time. Landlord may file suit to recover any sums falling due from time to time and no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

No waiver of any default by Tenant shall be implied from any omission by Landlord to take any action on account of said default if such default persists or shall be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance with any obligation hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. The provisions of this Section shall survive any termination of this Lease. As long as Tenant shall have vacated and surrendered the Premises to Landlord upon the termination of the Lease or the termination of Tenant's right of possession of the Premises, Landlord shall not include in any calculation of damages to be paid by Tenant the amounts paid to Tenant pursuant to Article 27 of this Lease. In the event of a default by Tenant under this Lease which continues beyond any applicable cure period, Landlord shall use reasonable good faith efforts to mitigate its damages in accordance with the laws of the State of Missouri.

                  17.2. LANDLORD'S DEFAULTS. If Landlord shall default in the observance or performance of any covenant or condition in this Lease which Landlord is required to observe or perform and such default shall continue for thirty (30) days after written notice to Landlord (or, in the event Landlord commences the cure of such default within the foregoing 30 day period, and Landlord diligently prosecutes the complete cure of such default in good faith, such longer period as may be reasonably necessary to effect such cure), Tenant shall thereafter have the right to perform such covenant or effect the satisfaction of such condition and Landlord shall reimburse Tenant for Tenant's reasonable costs in connection therewith within thirty (30) days of receipt of Tenant's invoice therefor. Tenant may effect such performance only within the Premises and such portions of common areas of the Building necessary for the use and occupancy of the Premises, and further shall effect such performance without causing or contributing to any breach or default of other leases of the Building or any mortgage lien on the Building.

                                   ARTICLE 18.
                                   BANKRUPTCY

                  If a petition is filed by or against Tenant for relief under the bankruptcy laws of the United States (the "Bankruptcy Code"), and Tenant (including for the purposes of this section Tenant's successor in bankruptcy, whether a trustee or Tenant as debtor in possession) assumes and proposes to assign, or proposes to assume and assign, this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who has made or accepted a bona fide offer to accept an assignment of this Lease on the terms acceptable to Tenant, then notice of the proposed assignment setting forth (a) the name and address of the proposed assignee, (b) all of the terms and conditions of the offer and proposed assignment, and (c) the adequate assurance to be furnished by the proposed assignee of the proposed assignee's future performance under this Lease, shall be given to Landlord by Tenant no later than twenty (20) days after Tenant has made or received such offer, but in no event later than ten (10) days prior to the date on which Tenant applies to a court of competent jurisdiction for authority and approval to enter into the proposed assignment. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the date on which the court order authorizing such assignment becomes final and non-appealable, to receive an assignment of this Lease upon the same terms and conditions, and for the same consideration, if any, as the proposed assignee, less any brokerage commission which may otherwise be payable out of the consideration to be paid by the proposed assignee for the assignment of this Lease. If this Lease is assigned pursuant to the provisions of the Bankruptcy Code, Landlord: (i) may require from the assignee a deposit or other security for the performance of assignee's obligations under this Lease in an amount substantially the same as would have been required by Landlord upon the initial leasing to a tenant similar to the assignee; and (ii) shall be entitled to receive as additional Rent, any amounts received by Tenant in connection with such assignment. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or documentation to have assumed all of the Tenant's obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. No provision of this Lease shall be deemed a waiver of Landlord's rights or remedies under the Bankruptcy Code to oppose any assumption and/or assignment of this Lease, or to regain possession of the Premises if this Lease has neither been assumed nor rejected within sixty (60) days after the date of the order for relief or within such additional time as a court of competent jurisdiction may have fixed. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code.

                                   ARTICLE 19.
                        INSURANCE AND WAIVER OF RECOVERY

                  19.1. INSURANCE. Tenant shall at all times during the Term maintain in full force and effect with respect to the Premises (a) commercial or comprehensive general liability insurance (on an occurrence and not claims-made basis) having the limits set forth in Article 1 hereof, (b) workers' compensation and employer's liability insurance in form and in at least the minimum amount required by law, (c) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder and (d) such other coverage as may be reasonably required by Landlord or any mortgagee of the Building, each in the standard form generally of use in the State of Missouri by a company reasonably satisfactory to Landlord. The amount of such insurance coverage shall be subject to increase upon the reasonable request of Landlord. Such insurance shall be subject to modification, exhaustion or cancellation only upon ten (10) days notice to Landlord. Tenant, at or prior to the Lease Commencement Date, and thereafter not less than thirty (30) days prior to the expiration of any such policy, shall furnish Landlord with an endorsement to such insurance, such endorsement to be in a form reasonably acceptable to Landlord and any mortgagee of the Building and, at the request of Landlord, to name Landlord and any such mortgagee as an additional insured.

                  19.2. WAIVER OF RECOVERY. Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises or to the Building or any part thereof or any personal property located therein from perils which are able to be insured against in standard fire and extended coverage, vandalism and malicious mischief and sprinkler leakage insurance contracts (commonly referred to as "All Risk") issued in the State of Missouri (whether or not such insurance actually is carried). Such release shall include any deductible or self insured retention. Landlord and Tenant shall request their insurance carriers to consent to a waiver of all rights of subrogation against each other by inclusion of such a clause in their respective policies or by endorsement thereto.

                  19.3. INDEMNITY BY TENANT. Subject to the foregoing limited waiver, Tenant shall defend and indemnify Landlord and save Landlord harmless from and against any and all claims against Landlord arising from (a) Tenant's use or occupancy of the Premises or the conduct of Tenant's business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises or Building, (b) the nonperformance of any covenant or agreement on Tenant's part to be performed pursuant to the terms of this Lease or (c) any act or negligence of Tenant or of any of Tenant's agents, contractors, employees, invitees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in any such claim or in any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord, covenants to resist or defend at Tenant's expense such action or proceeding by counsel reasonably satisfactory to Landlord; provided that the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or defense resulting from injuries to third parties to the extent caused by the negligence of Landlord or Landlord's contractors, licensees, employees, guests and invitees.

                  19.4. INDEMNITY BY LANDLORD. Landlord shall defend and indemnify Tenant and save Tenant harmless from and against any and all claims against Tenant arising from (a) the nonperformance of any covenant or agreement on Landlord's part to be performed pursuant to the terms of this Lease, or (b) any act or negligence of Landlord or any of Landlord's agents, contractors, employees, invitees or licensees (but not including, in any event, other tenants of the Building and their respective agents, contractors, employees, invitees or licensees), and from and against all costs, counsel fees, expenses and liabilities incurred in any such claim or in any action or proceeding brought thereon; and in case any action or proceeding be brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, covenants to resist or defend at Landlord's expense such action or proceeding by counsel reasonably satisfactory to Tenant; provided that the foregoing provision shall not be construed to make Landlord responsible for loss, damage, liability or defense resulting from injuries to third parties to the extent caused by the negligence of Tenant or Tenant's contractors, licensees, employees, guests and invitees. It is expressly understood and agreed that none of Landlord's covenants, undertakings and agreements under this Lease are made or intended as personal covenants, undertakings or agreements by Landlord, and any liability for damage or breach or nonperformance by Landlord shall be collectible only out of Landlord's interest in the Building, and no personal liability is assumed by or at any time may be asserted against Landlord.

                  19.5. LANDLORD'S INSURANCE. Landlord shall at all times maintain in full force and effect with respect to the Building commercial or comprehensive general liability insurance having the limits set forth in Article 1 hereof and property damage insurance with respect to the Building of a type and in commercially reasonable amounts comparable to insurance obtained by other similarly situated landlords.

                                   ARTICLE 20.
                           TAXES ON TENANT'S PROPERTY

                  20.1. PERSONAL PROPERTY TAXES. Tenant shall be liable for and shall pay before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessments, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event, at Tenant's sole cost and expense, Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amount so recovered to belong to Tenant.

                  20.2. EXCESS REAL ESTATE TAXES. If the leasehold improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which leasehold improvements conforming to Landlord's building standard work in other space in the Building are assessed, then the real property taxes and assessments levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 20.1 above. If the records of the City Assessor are available and sufficiently detailed to serve as a basis for determining whether said improvements are assessed at a higher valuation than Landlord's building standard work, such records shall be binding on both Landlord and Tenant. If the records of the City Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

                                   ARTICLE 21.
                         AMERICANS WITH DISABILITIES ACT

                  Landlord shall be responsible for compliance with the requirements of the Americans with Disabilities Act (the "ADA") with respect to the Building shell, lobbies, restrooms, and other common areas of the Building, and agrees to hold Tenant harmless with respect to failure by Landlord to fulfill Landlord's obligations under the ADA with respect to those areas. Tenant shall be responsible for compliance with the requirements of the ADA with respect to the Premises, and the use and occupancy of the Premises by Tenant, and agrees to hold Landlord harmless with respect to failure by Tenant to fulfill Tenant's obligations under the ADA with respect to the occupancy and use of the Premises.

                                   ARTICLE 22.
                               HAZARDOUS MATERIALS

                  The Building was constructed in compliance with the codes and regulations in effect at the time of construction. Landlord agrees to comply with all applicable laws and regulations relating to hazardous materials associated with the Building structure and common areas. The foregoing does not relate to compliance with laws or regulations which are applicable to the use or occupancy of premises in the Building by individual tenants or the conduct of such tenant's business in those premises and compliance with those laws and regulations shall be the sole responsibility of the individual tenants. As of the date of this Lease, to the best of Landlord's knowledge, the Premises contain no asbestos and Landlord has received no notice with respect to the Building from any governmental agency of any violation of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), Resource Conservation and Recovery Act ("RCRA") or any similar law or regulation in effect in the State of Missouri. Tenant agrees to comply with all applicable laws and regulations relating to hazardous materials and Tenant shall not use, store, dispose of, or generate any such materials in, on or about the Premises or the Building except as customarily used for general office purposes, which materials may be utilized and subsequently disposed of only in strict compliance with all applicable laws and regulations and insurance requirements applicable to the Building.

                                   ARTICLE 23.
                               GENERAL PROVISIONS

                  23.1. COSTS AND EXPENSES OF ENFORCEMENT: If Tenant or Landlord brings any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall reimburse the prevailing party for the reasonable fees and costs of attorneys, including the reasonable fees and costs of investigators and experts engaged in connection with such action and reasonable fees, costs and expenses incurred in connection with any appeal, all of which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not the action is prosecuted to judgment. The "prevailing party" shall be the party that prevails in obtaining a remedy or relief which most nearly reflects the remedy or relief which that party sought.

                  23.2. LATE FEES: All amounts due Landlord under this Lease shall be considered past due for the purposes hereof on the tenth (10th) day after the due date and shall bear interest from such date until paid at an annual rate equal to four percent (4%) in excess of the then publicly announced Prime Rate of Mercantile Bank National Association, St. Louis, Missouri, or its successor (the "Bank') which rate shall change as and when such Prime Rate shall be changed by such Bank, or the highest lawful rate, whichever is less. If the Bank no longer exists, then in such event, Landlord may designate another bank doing business in the City or County of St. Louis, Missouri to determine the Prime Rate for purposes of this section. Further, on the second occasion and all subsequent occasions in any calendar year during the Term on which any installment of Rent has not been received by Landlord within ten (10) days after the Rent's due date, Landlord shall be entitled, as a service charge, to a fee of five percent (5%) of the amount of the Monthly Rent then due hereunder.

                  23.3. NOTICES: All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and (c) by telecopier (with answer back acknowledged), addressed if to

Landlord at Landlord's address set forth in Article 1 hereof, or at such other address designated from time to time by Landlord, or if to Tenant, at Tenant's address set forth in Article 1 hereof, or at such other address designated from time to time by Tenant. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

                  23.4. LANDLORD'S RIGHT TO TRANSFER INTEREST: Landlord has the right to transfer Landlord's interest in the Building and in this Lease, and upon any such transfer Landlord shall automatically be released from all liability accruing under this Lease after the date of such transfer, and Tenant shall look solely to such transferee for the performance of Landlord's obligations hereunder, Landlord's (and such transferee's) liability in any event to be without personal liability or recourse to any assets other than Landlord's or such transferee's interest and title in and to the Building. Landlord may assign Landlord's interest in this Lease to a mortgage lender as additional security provided that such assignment shall not release Landlord from Landlord's obligations hereunder and Tenant shall continue to look solely to Landlord for the performance of Landlord's obligations hereunder.

                  23.5. ENTIRE AGREEMENT: This Lease, together with the Exhibits referenced in Article 1 and Addendum(s), if any, constitutes the entire agreement between the parties with respect to the subject matter hereof, and shall be binding upon the parties hereto and their respective heirs, personal representatives, executors, successors and permitted assigns, as the case may be. All terms used in this Lease shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the context may require.

                  23.6. APPLICABLE LAW AND PARTIAL INVALIDITY: This Lease shall be governed by and enforced in accordance with the laws of the State of Missouri. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision.

                  23.7. AMENDMENT: This Lease may not be altered, amended, modified, or extended except by written instrument signed by Landlord and Tenant.

                  23.8. WAIVER: The waiver by either Landlord or Tenant of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other term, condition or covenant of this Lease. No failure either by Landlord or Tenant to take action against the other party hereto on account of any failure by such party to perform any of such party's obligations under this Lease shall be deemed to be a waiver by the non-defaulting party, except only where the non-defaulting party has provided to the other party a written waiver, signed by the non-defaulting party.

                  23.9. BROKERAGE: Each of the parties hereto warrants to the other that, except as set forth in Article 1 hereof, such party has not obligated the other party for any finders', brokers' or other agents' commission, fees or other remuneration in connection with this Lease; and Tenant shall indemnify and hold Landlord harmless from and against any and all claims for such fees alleged to have been incurred by Tenant, including, without limitation, any such claims made by or on behalf of Cushman & Wakefield. The foregoing notwithstanding, within fifteen (15) days after receipt of the consent of the LCRA as described in paragraph 29 of Addendum

No. 1 hereto, Landlord shall reimburse Tenant in the amount of Twenty Five Thousand Dollars ($25,000.00), in the aggregate, for (i) the costs associated with such fees to Cushman & Wakefield, (ii) the legal expenses payable by Tenant to The Stolar Partnership, and (iii) the architectural fees payable by Tenant to Michael Fox, Inc.

                  23.10. LEASE ESTOPPEL CERTIFICATE: Tenant from time to time, upon not less than ten (10) days prior written request by Landlord, will promptly deliver to Landlord a duly executed Lease Estoppel Certificate in the Building standard form (attached hereto as Exhibit G).

                  23.11. FORCE MAJEURE: Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials, governmental restrictions, regulations or controls, enemy or hostile government action, civil commotion, fire or other casualty or other causes beyond the reasonable control of the party required to perform shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, except for the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease.

                  23.12. LEASE TERMINATION: This Lease may be terminated only in accordance with its terms, and no unilateral termination by Tenant or voluntary surrender of this Lease by Tenant shall be effective unless such termination or surrender shall be accepted by Landlord in writing.

                  23.13. RELATIONSHIPS: Nothing contained in this Lease shall be deemed to constitute or be construed to create any relationship between Landlord and Tenant other than that of lessor and lessee.

                  23.14. AUTHORITY: Tenant, in the event that it is a Corporation, hereby covenants and warrants that (a) it is duly authorized to do business in the State of Missouri; (b) the person executing this lease on behalf of Tenant is an officer of Tenant duly authorized by Tenant to sign and execute this Lease on Tenant's behalf; and (c) this Lease is a valid and binding obligation of Tenant, enforceable in accordance with the Lease's terms.

                  23.15. NON-BINDING UNLESS SIGNED; COUNTERPARTS; FACSIMILE
COPIES: Submission of the form of this Lease for examination shall not bind Landlord in any manner, and no lease or other obligation of Landlord shall arise until this instrument is signed by both Landlord and Tenant and delivery is made to each party. This Lease may be executed in counterparts, each of which shall constitute an original. The parties may sign this Lease by telefaxed copies, and any such telefaxed copy shall be deemed to be an original and no objection shall be made to the introduction into evidence of any telefaxed copy on grounds related to the telefaxed copy not being an original. But, in such event, executed originals shall be forwarded to the other parties at the request of any party.

                  23.16. RIGHTS: No rights to any view or to light or air over any property, whether belonging to Landlord or any other person are granted to Tenant by this Lease.

                  23.17.   [intentionally deleted]

                  23.18. LEASE PAYMENTS: Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy obligations of Tenant hereunder in such order and amounts as Landlord in Landlord's sole discretion may elect.

                  23.19. PARKING SPACES: Tenant shall have the use of the number of reserved parking spaces in the Building parking garage as set forth in
Article 1 hereof and shown on Exhibit I on a 24 hour basis. Landlord shall mark such spaces as "reserved" but shall have no obligation to monitor the use of such spaces. Subject to the continued effectiveness of the Parking Lease (as defined below), Tenant shall have the use of the number of unreserved parking spaces in the St. Louis Centre Garage as set forth in Article 1 hereof during Normal Business Hours and upon payment of the Monthly Rent therefor set forth in
Article 1 for such space(s), which Monthly Rent may be changed by Landlord upon thirty (30) days advance written notice given to Tenant to a rate not exceeding the lowest published (or otherwise objectively verifiable) monthly rate in the St. Louis Centre Garage, but in any event not lower than the rate for such spaces charged by the LCRA to the Landlord pursuant to the Parking Lease. Concurrent with any vacation and surrender of space by Tenant pursuant to
Article 24 hereof, Tenant shall surrender one (1) parking space for each two thousand (2,000) rentable square feet (or portion thereof) of space vacated by Tenant. The number of parking spaces to be surrendered by Tenant shall be allocated on a pro rata basis between the Building garage and the St. Louis Centre Garage based upon a fraction, the numerator of which is the number reserved or unreserved parking spaces then available to the Tenant hereunder, as the case may be, and the denominator or which is the total number of parking spaces then available to the Tenant hereunder; provided, however, single reserved spaces shall be surrendered prior to double reserved spaces. The parking spaces to be surrendered by Tenant shall be designated by Tenant, subject to Landlord's reasonable approval.

                  For example, if the Tenant surrendered 5,000 square feet of Rentable Area to Landlord, Tenant would be required to surrender 3 parking spaces. If Tenant then had 68 reserved spaces and 107 unreserved spaces, Tenant would be required to surrender 1 reserved space (3 x (68/175) = 1.17) and 2 unreserved spaces (3 x (107/175) = 1.83).

                  23.20. LANDLORD'S LIABILITY: Notwithstanding any other provision hereof to the contrary, Landlord or Landlord's agents shall not be liable for any damage to property entrusted to employees or agents of Landlord, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever. Landlord or Landlord's agents shall not be liable for interference with the light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

                  23.21.   [intentionally deleted]

                  23.22. TENANT'S FINANCIAL STATEMENTS: Tenant shall, once per quarter, provide Landlord with a current financial statement and financial statements two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles except as otherwise noted therein and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

                  23.23. LANDLORD'S DEFAULT: In the event of any default on the part of Landlord, Tenant shall give notice by certified mail to any holder of a financial encumbrance covering the Building, whose address shall have been furnished to the Tenant, and shall offer such holder a reasonable opportunity to cure the default, which time period shall not be any shorter than the period set forth in Section 17.2 of this Lease.

                  23.24. SIGNAGE: Tenant's existing signage may remain in place at the Premises. Landlord shall place Tenant's corporate name on the Building Directory located in the Lobby area(s). Notwithstanding the foregoing, Landlord reserves the right to remove or replace any of Tenant's signage located on the First and Second Floors and any other floor not fully occupied by Tenant now or in the future.

                  23.25. WAIVER OF TRIAL BY JURY: Tenant hereby agrees not to elect a trial by jury of any issue triable of right by jury, and waives any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the claim, counterclaim or other action arising in connection therewith. This waiver of right to trial by jury is given knowingly and voluntarily by Tenant, and is intended to encompass individually each instance and each issue to which the right to a trial by jury would otherwise accrue. Landlord is hereby authorized to file a copy of this paragraph in any proceeding as conclusive evidence of this waiver by Tenant.

                  23.26. HEADINGS: The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  23.27. TIME OF THE ESSENCE: Time is of the essence with respect to the performance and observance of all of the terms, covenants and conditions hereof by Tenant and Landlord.

                  23.28. LANDLORD'S FEES. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant shall reimburse Landlord for Landlord's reasonable costs incurred in reviewing the proposed action or consent, including, without limitation, reasonable attorneys', engineers' or architects' fees, within ten days after Landlord's delivery to Tenant of a statement of such costs. Tenant shall be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

                  23.29. TELECOMMUNICATIONS. Tenant and its telecommunications companies, including, but not limited to, local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building for the installation and operation of telecommunications systems, including, but not limited to, voice, video, data and any other telecommunications services provided over wire, fiber optic, microwave, wireless and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the

Building to any other location without Landlord's prior written consent. Notwithstanding the foregoing, Tenant shall have continued access to its existing telecommunications system as configured on the date hereof for the purpose of maintaining and repairing same. Tenant may exercise the foregoing right so long as such maintenance or repair does not require Tenant to enter any premises in the Building leased to or occupied by a third party and does not otherwise interfere with any other person's or entity's use or occupancy of the Building.

                  23.30. DISCLAIMER OF IMPLIED WARRANTIES. Landlord expressly disclaims any implied warranty that the Premises are suitable for Tenant's intended commercial purpose, and Tenant's obligation to pay rent and additional rent hereunder is not dependent upon the condition of the Premises or the performance by Landlord of its obligations hereunder, and, except as otherwise expressly provided herein, Tenant shall continue to pay the rent and additional rent, without abatement or reduction (except as expressly set forth in Section
7.3 and Articles 13 and 14 of this Lease) or setoff or deduction notwithstanding any breach by Landlord of its duties or obligations hereunder, whether express or implied.

                  23.31. LEASE YEAR. The term "lease year" means a period of time during the term of this Lease conforming to the following: The first lease year means the period commencing on the Lease Commencement Date and ending September 30, 1999 and succeeding lease years during the term of this Lease shall commence and end on dates corresponding to those on which the first lease year commences and ends.

                                   ARTICLE 24.
                           VACATION/TERMINATION OPTION

                  Subject to Tenant's compliance with the terms and provisions of this Article 24, Landlord hereby grants to Tenant the right to vacate and surrender to Landlord (and thereby effect the termination of this Lease as to such vacated and surrendered portion of the Premises) any portion of the Premises consisting of at least five thousand (5,000) contiguous rentable square feet in the Building. Any such vacation of space (and related termination) shall be effective on the date specified in the Tenant's notice of exercise of such right. Thereafter, such space shall no longer constitute part of the Premises and Tenant shall have no right to use or occupy such space. Tenant may exercise the foregoing rights only by giving Landlord sixty (60) days prior written notice, which notice shall specify that part of the Premises to be vacated by Tenant. The effectiveness of any such vacation of space shall be subject to (i) Landlord's determination, within ten (10) days of such notice that such vacation complies with the terms of the next grammatical paragraph hereof, and is configured and located so as to be leaseable to third parties in accordance with customary market terms and reasonably acceptable to Landlord, (ii) Tenant's vacation of such space on or prior to the date specified in Tenant's notice, which date shall be not less than sixty (60) days nor more than one hundred eighty (180) days from the date of Tenant's notice, and (iii) Tenant's payment (within ten (10) days of receipt of Landlord's invoice therefor) of the cost of constructing any necessary demising walls and other improvements to the Building necessary to permit leasing of such surrendered space to a third party. Tenant shall cooperate with Landlord in the construction of any necessary demising walls to separate the portion of the Premises so vacated from the remainder of the Premises. Subject to Tenant's compliance with the terms and provisions of this Article 24, Tenant may exercise the foregoing right at any time and from time to time during the initial Term hereof and during the One Year Extension Period (as hereinafter defined). The foregoing right shall not be exercisable during the Seven Year Extension Period (as hereinafter defined). The foregoing notwithstanding, Tenant at no time during the initial Term or any Extension Period (as hereinafter defined) shall have the right to vacate any portion of the Premises which would result in Tenant's Rentable Area to fall below one hundred and twenty five thousand (125,000) square feet. All calculations of the amount of rentable area vacated and surrendered by Tenant pursuant to this Article 24, as well as all calculations of the amount of rentable area thereafter occupied by Tenant under this Lease, shall be performed by Landlord at Tenant's cost and expense, utilizing the same load factor as was utilized to calculate the rentable area of such portion of the Building at the commencement of this Lease.

                  Any space so surrendered by Tenant shall first be from either the Fifth or First floors of the Building. Any space surrendered on the First floor of the Building shall be configured as one of the contiguous blocks of space described on the First Floor Vacated Space Plan attached hereto as Exhibit
J. Tenant shall have no right to surrender space on the Fourth floor of the Building until Tenant shall have surrendered all of the space on the Fifth floor of the Building to Landlord. Similarly, Tenant shall have no right to surrender space on the Third floor of the Building until Tenant shall have surrendered all of the space on the Fourth floor of the Building to Landlord, and Tenant shall have no right to surrender space on the Second floor of the Building until Tenant shall have surrendered all of the space on the Third floor of the Building.

                  Concurrent with Tenant's vacation of any such space, Landlord and Tenant shall enter into an amendment to this Lease in form and substance satisfactory to Landlord to reflect the adjustment to the dimensions of the Premises, the corresponding reduction of rental amounts owed by Tenant, at the then applicable annual rental rate, and Tenant's Proportionate Share. Any space so vacated and surrendered by Tenant shall be vacated and surrendered in compliance with the provisions of Article 16 of this Lease (and this Lease shall terminate with respect to such space) and Tenant shall be responsible for re-affixing its signage to the doors to Tenant's reconfigured space.

                  Tenant shall have the right to exercise the foregoing options only if at the time of such exercise and on the effective date thereof, no default by Tenant exists under this Lease. If a default by Tenant under this Lease (after giving effect to applicable cure periods) shall occur at any time after the exercise by Tenant of one of the foregoing options but prior to the effectiveness thereof, the exercise by Tenant of such option shall cease and be void.

                                   ARTICLE 25.
                                   LCRA LEASE

                  On or prior to the Lease Commencement Date, Tenant shall execute and deliver to Landlord any and all documents, consents and certificates, and Landlord may take any and all actions, as may be necessary or desirable to effect the assignment of Tenant's rights under that certain Lease dated as of December 22, 1982 and the Addendum thereto (collectively, the "Parking Lease") between Land Clearance for Redevelopment Authority of the City of St. Louis (the "LCRA") and Tenant with respect to the use and enjoyment of the parking spaces and facilities described therein. Tenant hereby represents and warrants that Tenant is in full compliance with all the terms and conditions of the Parking Lease and no condition exists which, of itself, or upon the lapse of time or the giving of notice (or both) might create an event of default under the Parking Lease. Tenant further represents and warrants that it has no knowledge of any condition which, of itself, or upon the lapse of time or the giving of notice (or both) might create an event of default by the LCRA under the Parking Lease. Tenant shall cooperate with Landlord to obtain any necessary third party consents in connection with such assignment.

                                   ARTICLE 26.
                                OPTION TO EXTEND

                  Subject to the provisions hereinafter set forth in this
Article 26, and provided that Tenant is not in default hereunder, after notice and opportunity to cure to the extent provided in Article 17, at any time from the exercise of the option until the Lease Expiration Date, Landlord hereby grants Tenant the option to extend the Term on the same terms, conditions and provisions as contained in this Lease, except as otherwise expressly provided herein, for one (1) period of either one (1) year (the "ONE YEAR EXTENSION PERIOD") or one period of seven (7) years (the "SEVEN YEAR EXTENSION PERIOD"). Such period, regardless of its duration, may also be referred to herein generally as the "EXTENSION PERIOD"). If exercised in accordance herewith, the Extension Period shall commence on the first (1st) day after the Lease Expiration Date.

                  If Tenant delivers an "Extension Notice" as hereinafter provided, the Term shall be extended on the same terms, conditions and provisions as contained herein except that the Annual Base Rent during the One Year Extension Period, if elected by Tenant, shall be $12.00 per square foot of Rentable Area of the Premises per year, and the Annual Base Rent during the Seven Year Extension Period, if elected by Tenant, shall reflect the "Prevailing Market" rate, as determined in accordance with this Article 26.

                  Not less than twelve (12) months prior to the Expiration Date, Tenant may request, by written notice to Landlord (the "PRELIMINARY NOTICE"), that Landlord determine the Prevailing Market rate for the Premises as it would be during the Seven Year Extension Period if Tenant elected to exercise its option for such Seven Year Extension Period. Within ten (10) days following Landlord's receipt of the Preliminary Notice, Landlord will notify Tenant of such Prevailing Market rate as reasonably determined by Landlord. If Tenant does not agree with Landlord's determination of such Prevailing Market rate, Tenant, by written notice to Landlord (the "ARBITRATION NOTICE") within five (5) business days after being advised of Landlord's determination of the Prevailing Market rate, shall have the right to have the Prevailing Market rate determined using the following procedures:

                                    If Tenant provides Landlord with an
                  Arbitration Notice, each party shall, at its own expense, select and retain an appraiser, with the qualifications set forth below and notify the other party of its selection within ten (10) days after Landlord's receipt of the Arbitration Notice. Each appraiser so selected shall be certified as an MAI appraiser or as an ASA appraiser and shall have had at least three (3) years experience within the previous ten (10) years as a real estate appraiser working in the downtown St. Louis area, with working knowledge of current rental rates and practices. For purposes of this Lease, an "MAI" appraiser means an individual who holds an MAI designation conferred by, and is an independent member of, the American Institute of Real Estate Appraisers (or its successor organization, or in the event there is no successor organization, the organization and designation most similar), and an "ASA" appraiser means an individual who holds the Senior Member designation conferred by, and is an independent member of, the American Society of Appraisers (or its successor organization, or, in the event there is no successor organization, the organization and designation most similar). Within thirty (30) days after Landlord's receipt of the Arbitration Notice, each appraiser shall determine the Prevailing Market rate and shall notify the other appraiser and both parties of such appraiser's determination. In the event only one party selects an appraiser and notifies the other party of its selection during the ten (10) day period specified above, and such party's appraiser gives such notice within the thirty (30) day period, or in the event an appraiser duly selected by one party fails to give such notice within the thirty (30) day period, then the determination of the Prevailing Market rate made by the selected appraiser who gave such notice shall be deemed to be the Prevailing Market rate. If the determination of the appraisers are within ten percent (10%) of each other, the Prevailing Market rate shall be the average of the two (2) determinations. If both appraisers notify each other and both of the parties of their respective determination of the Prevailing Market rate within the thirty (30) day period, and their determinations do not agree within ten percent (10%) on the Prevailing Market rate, then within fifteen (15) days after both appraisers notify both parties of their respective determination of the Prevailing Market rate, each party will cause the appraiser selected by it to confer with the other appraiser and the two (2) appraisers shall select a third appraiser (the "THIRD APPRAISER") having the qualifications set forth above. In the event the appraisers selected by Landlord and Tenant cannot agree upon the Third Appraiser within such fifteen (15) day period, each party will, within ten (10) days thereafter, cause the appraiser selected by it to supply the name of one (1) appraiser having the qualifications as set forth above, and a representative of Landlord, with a representative of Tenant present, shall make a blind draw of one (1) name of the two (2) provided, who shall serve as the Third Appraiser. In the event only one (1) of the appraisers supplies the name of a prospective third appraiser during such ten (10) day period, the appraiser named by such appraiser shall be the Third Appraiser. Within twenty
                  (20) days from the date of his appointment, the Third Appraiser shall make his determination of the Prevailing Market rate and will submit a written determination thereof to both parties and both appraisers. If the determination of the Third Appraiser and either one of the other appraisers are within ten percent (10%) of each other, the Prevailing Market rate shall be the average of the two (2) determinations. Notwithstanding the foregoing, if the determination of the Third Appraiser and both of the other appraisers are within ten percent (10%) of each other or if none of such determinations are within ten percent (10%) of the others, the Prevailing Market rate shall be the average of the three (3) determinations. If the Third Appraiser believes that expert advice would materially assist him, he may retain one or more qualified persons to provide such expert advice. The parties shall share equally in the costs of the Third Appraiser and of any experts retained by the Third Appraiser. Any fees of any appraiser, counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such appraiser, counsel or expert. In the event that the Prevailing Market rate has not been determined by the commencement date of the Extension Period, Tenant shall pay Annual Base Rent upon the terms and conditions in effect for the Premises until such time as the Prevailing Market rate has been determined. Upon such determination, the Annual
                  Base Rent shall be retroactively adjusted to the commencement of the Extension Period. If such adjustment results in an underpayment of Annual Base Rent by Tenant, Tenant shall pay Landlord the amount of such underpayment within thirty (30) days after the determination thereof. If such adjustment results in an overpayment of Annual Base
                  Rent by Tenant, Landlord shall credit such overpayment against the next installment of Annual Base Rent due under the Lease and, to the extent necessary, any subsequent installments until the entire amount of such overpayment has been credited against Annual Base Rent.

                  Not less than eight (8) months prior to the Expiration Date, Tenant, by written notice to Landlord ("EXTENSION NOTICE"), may exercise Tenant's option to extend for either the One Year Extension Period or the Seven Year Extension Period and the Term of this Lease shall be thereby extended. If Tenant shall fail to give any such Extension Notice, Tenant's right to exercise such option shall cease and be void. Additionally, if the option to extend the Term is not exercised in the aforesaid manner, the Term and Tenant's rights hereunder and its rights to occupy and possess the Premises shall expire on the Expiration Date.

                                   ARTICLE 27.
                                 TENANT PAYMENT

                  Provided that this Lease shall be in full force and effect, that Tenant shall not be in material default under this Lease and that no event shall have occurred that, with notice or lapse of time, or both, would constitute a material default by Tenant hereunder, then on the date which is not more than twenty (20) days after the Lease Commencement Date hereof or, in the event of the occurrence of such a material default or event that would constitute a material default, then on the date which is not more than twenty
(20) days after such default or event is cured (provided such default or event is cured within the applicable cure period), Landlord shall pay to Tenant the sum of Eight Hundred Eighty Seven Thousand Seven Hundred Forty Two Dollars ($887,742.00).

SEE ALSO ADDENDUM NUMBER 1 TO THIS LEASE ATTACHED HERETO AND MADE A PART HEREOF.

                  THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                  IN WITNESS WHEREOF, the undersigned have caused this Lease to be signed and delivered on their behalf on the dates set forth below.

TENANT:

EDISON BROTHERS STORES, INC.

By:      /s/ Thomas M. Feiner
     -------------------------------------
     Name:  Thomas M. Feiner
     Title:  Vice President

Date:  September 30, 1998



LANDLORD:

EBS BUILDING, L.L.C.

BY:      PricewaterhouseCoopers LLP, as Manager


By:         /s/ Keith F. Cooper
     -------------------------------------
     Keith F. Cooper
     Partner

Date:  September 29, 1998

                                    EXHIBIT A
                                   FLOOR PLAN

                                    EXHIBIT B
                             [INTENTIONALLY DELETED]

                                    EXHIBIT C

                             [INTENTIONALLY DELETED]

                                    EXHIBIT D
                                 BUILDING RULES

                  Tenant's use of the Building and Premises shall be governed by the following rules, which Landlord shall use reasonable efforts to enforce on a uniform basis. Landlord reserves the right to unilaterally amend or add to the rules (subject to the terms of this Lease and on a uniform basis), and such amendments and additions shall be effective when notice of the same is given to Tenant in the manner provided in the Lease.

                  1. Nothing shall be displayed, painted or affixed by Tenant on any part of the exterior or interior of the Building (except within the Premises) without the prior written consent of Landlord, and then only of such color, size, style and material as shall be approved by Landlord. Nothing shall be placed in the Premises which may be visible from the exterior of the Building (including window treatments) without the prior written consent of Landlord.

                  2. Landlord shall furnish Tenant with two (2) keys to each door lock for the Premises. Additional keys shall be procured from Landlord and paid for by Tenant. No additional or replacement locks shall be placed on any door of the Premises, and Tenant shall not permit duplicate keys to be made. Tenant shall be solely responsible for the security of all keys to the Premises. All keys furnished to Tenant shall be surrendered to Landlord at the termination of the Term.

                  3. If Tenant desires additional wiring connections, Landlord shall direct the electricians as to where the wires are to be introduced and without such directions no boring or cutting for wiring shall be permitted.

                  4. Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heat generating device or air conditioning apparatus in or about the Premises or carry on any mechanical business therein. Tenant shall not install any vending machines other than for use by Tenant's employees; however Tenant may install a refrigerator, microwave or coffee maker in the Premises for use solely by Tenant's employees.

                  5. The common areas of the Building shall not be obstructed by Tenant or used in any way except for ingress and egress to and from the offices. Tenant shall place no objects outside Tenant's premises.

                  6. The bathroom fixtures shall not be used for purposes other than those for which they were constructed. The cost of repairing any damage caused by Tenant resulting from misuse of such fixtures shall be borne by Tenant.

                  7. Tenant shall not permit littering of the common areas of the Building.

                  8. Tenant shall not make noises, cause disturbances or vibrations or use any electrical or electronic devices or other devices that emit sound or other waves or disturbances or create odors, any of which may be offensive to other tenants of the Building or which would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any musical instrument or equipment or any similar device inside or outside the Premises without the prior written consent of Landlord. The use thereof, if permitted, shall be subject to control of Landlord to the end that others shall not be disturbed or annoyed.

                  9. Tenant shall not waste utility services and shall cooperate fully with Landlord to assure the most effective operation of the Building's HVAC system and shall not adjust any controls other than thermostats installed for Tenant's use. Tenant shall keep corridor door(s) closed.

                  10. Tenant assumes full responsibility for protecting Tenant's space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

                  11. No animals, birds, bicycles or other vehicles shall be allowed in any part of the Building without the prior consent of Landlord.

                  12. Any person or person (other than the janitor of Landlord) who shall be employed for the purpose of cleaning or maintaining the Premises shall be employed at Tenant's cost, subject to the terms of the Lease, and Landlord shall in no way be responsible for any loss of property on or from the Premises, however occurring, by such person.

                  13. Tenant shall not accumulate or store on the Premises any waste paper, discarded records, sweepings, rags, rubbish or other combustible matter. Tenant shall not place in any trash receptacle any material which cannot be disposed of in the ordinary course, and Tenant shall keep all trash within Tenant's Premises. All garbage and refuse disposal shall be made in accordance with Landlord's instructions as designated from time to time.

                  14. Tenant shall not make any room to room canvass to solicit business from other tenants in the Building and shall not exhibit, sell, or offer to sell, use, rent or exchange any item or service in or from the Premises unless within the Permitted Use.

                  15. Landlord reserves the right to exclude from the Building all disorderly persons, persons under the influence of alcohol or a controlled substance, idlers and peddlers, solicitors, and persons entering in crowds or in such unusual numbers as to cause inconvenience to the tenants of the Building.

                  16. Any parking spaces included in the Lease shall be used only for the personal automobiles, sports utility vehicles, motorcycles and pick-up trucks (all of widths, heights, lengths and other dimensions fitting within the garages and Building standard parking spaces) of Tenant and Tenant's employees and guests (no trucks, motor homes and the like). Landlord reserves the right to designate locations for one or more of such parking spaces subject, however, to the terms of the Lease. Upon Landlord's request, Tenant promptly shall furnish Landlord the names, vehicle descriptions and vehicle license numbers of each authorized user of Tenant's parking spaces. Tenant shall be liable for all costs and expenses suffered or incurred by Landlord in the towing of illegally parked vehicles of Tenant, Tenant's employees or guests. Landlord shall have no obligation to monitor the use of any such spaces.

                   17. Tenant shall comply with all Conditions (as defined in the Lease) in connection with Tenant's use and occupancy of the Premises.

                  18. All deliveries to the Premises shall be subject to the reasonable control of Landlord as to place and time of deliveries.

                  19. The common areas of the Building are a no smoking area in which no smoking of any kind, including but not limited to cigarettes, cigars, pipes, or any other device, is permitted except in an area specifically designated by Landlord as an area where smoking is permitted. Landlord shall not be responsible for violations of this provision by any Tenant of the Building, Tenant's employees, visitors, contractors, or subcontractors. In the event Landlord seeks to enforce this provision against Tenant, Tenant shall pay all costs and expenses of every kind including, without limitation, all court costs and attorneys fees and charges. In the event Landlord seeks any injunctive relief to prevent violations of this provision of the Lease, Tenant agrees that if a bond is required by the court, that the amount of such bond not exceed $100.00. Landlord further reserves the absolute right to designate the entire areas of the Building, grounds and Premises as non-smoking.

                  20. All use of the loading dock serving the Building shall be subject to the reasonable control of Landlord.

                  21. Passenger elevators shall not be utilized for the movement of mail carts or similar equipment.

                                    EXHIBIT E

                             [INTENTIONALLY DELETED

                                    EXHIBIT F
                                     FORM 1
                            CONTRACTOR'S LIEN WAIVER

STATE OF MISSOURI )
                  )  SS.  WAIVER
CITY OF ST. LOUIS )

                  WHEREAS, _____________________ ("Contractors") has/have been employed by EDISON BROTHERS STORES, INC., as Tenant of the Premises described below, to perform construction as a general contractor upon the following described premises, to-wit:



("the Premises"), the specific terms and conditions of such employment being governed by that certain Agreement dated the ________ day of __________, 19___, and

                  WHEREAS, EBS Building, L.L.C. ("Landlord") is Landlord of the Premises.

                  NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Contractor does hereby waive any right it may have to file any and all mechanic's liens, claim of lien or right of lien against Landlord or Landlord's interest in the Premises, provided by the statutes of the State of Missouri, upon the above described Premises or any portion thereof. Further, Contractor hereby acknowledges that Landlord has not contracted for or agreed to pay for the work or materials called for in the contract described above. Contractor agrees to look solely to Tenant or Tenant's interest in the Premises to satisfy any mechanic's lien, right, claim or causes of action which Contractor may have against Tenant arising out of the above referenced contract. Contractor shall obtain a similar waiver and acknowledgment from all subcontractors and suppliers.

                  EXECUTED this ___________day of ______________, 19____.

                                                    CONTRACTOR:

                                                    ____________________________

                                                    By:_________________________


Subscribed and sworn to before me this _______ day of ______________, 19___.

My commission expires:______________________________________________



                                             _____________________ Notary Public

                                    EXHIBIT F
                                     FORM 2
                             PARTIAL WAIVER OF LIEN

                      (Subcontractor or Material Supplier)

STATE OF MISSOURI )
                  )       SS.
CITY OF ST. LOUIS )

                  WHEREAS, ____________________ ("Contractors") has/have been employed by EDISON BROTHERS STORES, INC., as Tenant of the Premises described below, to perform construction as a general contractor upon the following described premises, to-wit:



("the Premises"), the specific terms and conditions of such employment being governed by that certain Agreement dated the _______ day of _______________, 19_, and

                  WHEREAS, under authority of the above mentioned Agreement, _______________ has/have employed _______________________ as a subcontractor material supplier, to perform labor, to furnish materials or to do both upon the Premises or some portion thereof, the specific terms and conditions of such employment being governed by that certain Agreement dated the ________ day of ________________, 19_, and

                  WHEREAS, EBS Building, L.L.C. ("Landlord") is Landlord of the Premises.

                  NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, subcontractor or material supplier does hereby waive any right it may have to file any and all mechanic's liens, claim of lien or rights of lien against Landlord or Landlord's interest in the Premises, provided by the statutes of the State of Missouri, upon the above described Premises or any portion thereof. Further, subcontractor or material supplier hereby acknowledges that Landlord has not contracted for or agreed to pay for the work or materials called for in the contract described above. Subcontractor or material supplier agrees to look solely to Tenant to satisfy any mechanic's lien, right, claim or cause of action which subcontractor or material supplier may have against Tenant arising out of the above referenced contract.

                  EXECUTED this ______ day of ____________, 19___.

                                                     SUBCONTRACTOR OR
                                                     MATERIAL SUPPLIER:

                                                  ______________________________

                                                  By:___________________________

                                    EXHIBIT G
                           LEASE ESTOPPEL CERTIFICATE

LEASE DATE:

LANDLORD:                  EBS Building, L.L.C.

TENANT:                    EDISON BROTHERS STORES, INC.

PREMISES:                  Suite _____, Edison Brothers Building

AREA:                      __________ Square Feet

MORTGAGEE/
PROSPECTIVE
PURCHASER:                ___________________________

                  The undersigned Tenant in the above Lease hereby certifies to Mortgagee and to Landlord as follows:

                  1. That the term of the Lease commenced on _________________, 19___, and that Tenant is in full and complete possession of the Premises demised under the Lease and has commenced full occupancy and use of the Premises, such possession having been delivered by Landlord and having been accepted by Tenant.

                  2. That the Lease calls for Monthly Base Rent Installments of $__________ to date, and in addition, Tenant is paying an adjustment to Annual Base Rent in the amount of $__________ per month which commenced to accrue on _____________________, 19___.

                  3. That no advance rental or other payment has been made in connection with the Lease except rental for the current month, and the Rent has been paid to and including ____________________, 19___.

                  4. That, to the best knowledge of Tenant, all of the obligations and conditions under the Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and setoffs, including all construction work in the Premises; except as follows:



                  5. That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties, that, to the best knowledge of Tenant, there is no existing default on the part of Landlord or Tenant in any of the terms or conditions thereof, and no event has occurred which, with the passing of time or the giving of notice or both, would constitute an event of default, and that said Lease: (check one as appropriate)

(_____) Has not been amended, modified, supplemented, extended, renewed or assigned.

(_____) Has been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:

     6. That the Lease provides for a term of __________ months and the term of the Lease expires on __________________, 19___.

     7. There is no action, voluntary or involuntary, pending against Tenant under the bankruptcy laws of the United States or any state thereof [other than the administration of Tenant's reorganization proceedings commenced in November 1995 in the United States Bankruptcy Court for the District of Delaware].

     8. That this Certificate is being made knowing that the Mortgagee and Landlord are relying upon the representations made herein.

     9. This Certificate may be relied upon by the prospective purchaser's mortgage as if addressed thereto.

     IN WITNESS WHEREOF,the undersigned Tenant has executed this Lease Estoppel Certificate as of the _____ day of ___________________, 19___.

TENANT: EDISON BROTHERS STORES, INC.

By:______________________________
   Title:__________________________

               Date:_____________________________

                                    EXHIBIT H
                             [INTENTIONALLY DELETED]

                                    EXHIBIT I
                             RESERVED PARKING SPACES

                                    EXHIBIT J
                         FIRST FLOOR VACATED SPACE PLAN

                                    EXHIBIT K
               EDISON BUILDING MEETING ROOMS RULES AND REGULATIONS


1. Meeting Rooms to be scheduled with the Property Manager on a first come, first serve basis.

2. Equipment in the Meeting Rooms is the property of the Landlord. Tenant shall operate the equipment while occupying a Meeting Room.

3. Meeting Room equipment shall not be removed without prior written consent of the Property Manager.

4. Tenant shall be responsible for setting up and returning the Meeting Rooms to the original configuration.

5.       Landlord shall maintain the Meeting Rooms and the equipment therein.

                                    EXHIBIT L
                            EXISTING SECURITY SYSTEM
Prior to the installation of the Tenant Security System, Landlord will continue to monitor access to Tenant's Premises as follows:

1.       Security will sign-in and announce all visitors to Tenant's Premises.

2. Tenant's employees will be required to show identification badges prior to entering Tenant's Premises.

3. Elevators 3 through 8 will serve Tenant's floors only. No other elevators will be allowed access to floors 3 through 8 while Tenant occupies the space.

                                    EXHIBIT M
                                  MEETING ROOMS

                                    EXHIBIT N
                     FIRST AND SECOND FLOOR RELOCATION AREAS

                                    EXHIBIT O
             SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT


     THIS SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT made and entered into as of this _____ day of ___________, ______, by and between ______________________________________________________________________, a
______________ corporation (hereinafter called "Lender"), and EDISON BROTHERS STORES, INC., a Delaware corporation (hereinafter called "Tenant"),

     WITNESSETH:

     WHEREAS, Lender is the owner and holder of a certain promissory Note dated ________________, 19__, in the face principal amount of ________________________
Dollars ($_________________), which is secured by a Deed of Trust and Security Agreement of even date therewith recorded in Book _______, Page __, St. Louis City Records (the "Deed of Trust") encumbering ______________________________________________________ as described therein,

     WHEREAS, Tenant has entered into a certain Lease dated September ___, 1998 with EBS Building, L.L.C., a Delaware limited liability company, demising certain premises therein described at 501 North Broadway, St. Louis, Missouri 63102 (together with any further extensions, renewals or modifications thereof, the "Lease"),

      WHEREAS, Tenant has requested Lender to recognize Tenant's right to the Premises demised by the Lease in the event of foreclosure of the Deed of Trust,

     NOW THEREFORE, for and in consideration of the premises and the mutual covenants hereof, the parties hereto stipulate, covenant, and agree as follows:

     1. Lender agrees that so long as Tenant shall not be in default under the Lease, (a) Tenant's right of possession and enjoyment of the Premises demised by the Lease shall be and remain undisturbed and unaffected by any foreclosure or other proceedings involving the Deed of Trust and (b) Lender and any purchaser at a foreclosure sale involving the deed of trust shall recognize Tenant as Tenant under the Lease.

     2. Tenant agrees to recognize Lender or any purchaser at a foreclosure sale involving the Deed of Trust as its Landlord under the Lease for that part of the Premises demised by the Lease without the necessity of any other or further attornment than in this paragraph contained (and this paragraph shall be considered an attornment). Tenant hereby waives any and all rights to terminate the Lease by reason of any foreclosure of the Deed of Trust, and if any court holds the Lease terminated by reason of a foreclosure of the Deed of Trust, this Agreement shall be deemed a new lease for the balance of the term of the Lease at the same rental therein provided, and upon the same terms and conditions as therein provided.

     3. Neither Lender nor any purchaser at foreclosure shall, at any time after, be:

                 (a) liable for any act or omission of a prior landlord, except that Lender, upon succeeding to Landlord's interest and while in privity of estate with Tenant, and only during such period, will remain obligated to cure any on-going defaults;

                 (b) subject to any offsets or defenses which Tenant might have against any prior landlord arising after the time Lender ceased to be a partner in the entity which is Landlord under the Lease and is not Landlord under the Lease except such offsets and defenses as are expressly provided for in the Lease and arise out of Landlord defaults of which Tenant notified Lender at the time of the alleged default;

              (c) bound by any prepayment of rent or additional rent which Tenant might have paid to any prior landlord more than thirty (30) days prior to the due date of such installment; or

              (d) bound by any agreement or modification of the Lease without the consent of Lender (which consent shall not be unreasonably withheld).

     4. Subject to the provisions hereof, Tenant agrees that the Lease as it may hereafter be amended, renewed, modified, replaced, substituted or extended, from time to time, shall in all respects be, and is hereby expressly made, subject, subordinate and inferior at all times to the lien, right, title and terms of the Deed of Trust and to all of the terms, conditions and provisions thereof, and to all advances and/or payments made or to be made thereunder, as it may have been or may hereafter be amended, increased, renewed, modified, consolidated, replaced, combined, substituted, severed, split, spread, refinanced, recast or extended, whether or not such Deed of Trust also covers other lands and/or buildings and/or leases. Furthermore, nothing contained in this Agreement shall in any way impair or affect the lien(s) created by the Deed of Trust.

     5. This Subordination, Attornment and Non-Disturbance Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     6. This Subordination, Attornment and Non-Disturbance Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this instrument as of the day and year first above written.

                                                    [LENDER]


                                                    By: ______________________
                                                         Name:
                                                         Title:


                                                    EDISON BROTHERS STORES, INC.


                                                    By:_______________________
                                                         Name:
                                                         Title:

STATE OF )
         )   SS:
OF       )


     On this day of , ______, before me appeared , to me personally known, who, being by me duly sworn, did say that he is the __________________of ________________________________________________, a corporation of the State of
____________, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation, by authority of its Board of Directors; and said acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the and State aforesaid, the day and year first above written.



                                                    __________________________
                                                     Notary Public
My Commission Expires:

________________




STATE OF __________)
                   )   SS:
_______ OF ________)

     On this___________ day of_____________________ , ______, before me appeared
_________________________________________ , to me personally known to be the person described in and who executed the foregoing instrument and who being by me duly sworn, did say that he is a _____________ of EDISON BROTHERS STORES, INC., a corporation organized and existing under the laws of the State of Delaware; and said ______________acknowledged said instrument to be his free act and deed and the free act and deed of said corporation.


     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.


                                                                ________________
                                                                  Notary Public
My Commission Expires:



____________________

                                 ADDENDUM NO. 1

                         ATTACHED TO AND MADE A PART OF

                         LEASE DATED SEPTEMBER 29, 1998

                   BETWEEN EBS BUILDING, L.L.C., AS LANDLORD,

                   AND EDISON BROTHERS STORES, INC., AS TENANT


         28. By execution of this Lease, Tenant does by these presents bargain and sell unto Landlord, its successors and assigns forever, all right, title and interest of Tenant in and to the furniture, furnishings, equipment and fixtures in the First floor lobby of the Building, the Building atrium, the Meeting Rooms and all other common areas of the Building, exclusive of any artwork in such areas of the Building. Tenant shall remove any pictures, plaques and other miscellaneous personal property on the walls of the Meeting Rooms prior to the Commencement Date.

         29. From and after the Lease Commencement Date, Landlord hereby covenants to perform those obligations of the tenant under the Parking Lease which, if not performed, would give the landlord thereunder the right to terminate such lease. Landlord shall not effect any amendment to the Parking Lease which materially adversely affects Tenant's parking rights in the St. Louis Centre Garage.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed on the date first above written.


TENANT:

EDISON BROTHERS STORES, INC.

By:      /s/ Thomas M. Feiner
     _________________________
     Name:  Thomas M. Feiner
     Title:  Vice President

Date:  September 30, 1998

LANDLORD:

EBS BUILDING, L.L.C.

BY:      PricewaterhouseCoopers LLP, as Manager


By:     /s/ Keith F. Cooper
     _____________________________
     Keith F. Cooper
     Partner

Date:  September 29, 1998